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                                                                     EXHIBIT 4.1

                       AGILENT SAVINGS ACCUMULATION PLAN
                       ---------------------------------

                         Effective as of June 2, 2000
                         ----------------------------

              SECTION 1.   ESTABLISHMENT AND PURPOSE OF THE PLAN.
              ---------------------------------------------------

          On the Distribution Date, Hewlett-Packard Company shall distribute to its shareholders its interest in the Company. In connection with this transaction, the Agilent Savings Accumulation Plan is established as of June 2, 2000 as a spin-off of the portion of the assets and liabilities of the Hewlett-Packard Company Tax Saving Capital Accumulation Plan ("Hewlett-Packard TaxCAP") attributable to certain Participants in this Plan who had participated in the Hewlett-Packard TaxCAP ("Former HP Participants"). On and after June 2, 2000, all Former HP Participants' Plan Benefits shall be payable from this Plan rather than the Hewlett-Packard Company Deferred Profit-Sharing Plan.

          The purposes of the Plan are to provide a convenient way for Eligible Employees to share in the ownership, earnings and growth of the Company, thereby offering the Eligible Employees an additional incentive to continue their careers with the Participating Companies and to provide the Eligible Employees an opportunity for regular savings for their retirement to supplement benefits provided under the Participating Companies' retirement programs. The Plan together with the Trust established hereunder is intended to qualify as a stock bonus plan under section 401(a) of the Code and as an individual account plan which permits each Participant to exercise control over certain assets of the Plan pursuant to section 404(c) of ERISA. The Plan is subject to change to meet applicable rules and regulations of the Internal Revenue Service and the United States Department of Labor. The Company retains the right, as provided in
Section 18, to amend or terminate the Plan at any time.

          Certain capitalized terms used in the text of the Plan are defined in
Section 19 in alphabetical order. Certain rules which will become effective only if the plan becomes a "top-heavy plan" (as defined in section 416 of the
Code) are set forth in Appendix A to the Plan. The rules regarding the administration of the discrimination tests under sections 401(k) and 401(m) of the Code are set forth in Appendix B to the Plan. The rules regarding the direct transfer provisions of section 401(a)(31) of the Code are set forth in Appendix C to the Plan. Any special rules applicable to Accounts which, in whole or in part, derive from the plan of an entity acquired by the Company may be set forth in Appendices to the Plan adopted by the Company. The Appendices will indicate whether their provisions are supplemental to or exclusive of the provisions of the Plan. Any and all decisions involving the interpretation of the Plan's provisions, including but not limited to, eligibility, contributions, vesting, investments, valuations, distributions, withdrawals and loans, shall be made by the Company in its sole discretion.
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   SECTION 2.   ELIGIBILITY AND PARTICIPATION.
   ----------   -------------------------------

          (a)  Eligibility and Commencement of Participation. Any individual
               ---------------------------------------------
who was a Former HP Participant or who is an Eligible Employee on June 2, 2000 shall commence participation as of June 2, 2000 in accordance with the terms of the Plan. Each other Employee may commence participation in the Plan thereafter as soon as administratively practicable on or following the date he or she becomes an Eligible Employee.

          (b)  Suspension.  A Participant's participation in the Plan shall be
               ----------
suspended for any period during which he or she:

              (i) Is on a formal leave of absence without pay authorized by the Company;

              (ii) Is on military leave, in accordance with the Company's policy with respect to such leaves; or

              (iii) Ceases to qualify as an Eligible Employee but remains an Employee.

           Participants shall also be suspended for at least twelve months after receipt of a hardship distribution under Section 11(b) of the Plan.

           Notwithstanding any other provision of the Plan to the contrary except Section 13(p), a Participant shall not make any Deferred Contributions nor receive any allocation of Regular Company Contributions with respect to any period of suspension. However, during any such period, the Participant's Accounts shall continue to share in the income, gains, losses and expenses of the Trust Fund, and such Participant may continue to make investment directions pursuant to Section 8 hereof.

           (c)  Termination of Participation.  An individual shall cease to be a
                ----------------------------
Participant as of the date he or she ceases to be an Employee, unless the individual is entitled to benefits hereunder, in which event he or she shall cease to be a Participant on the earlier of the date of his or her death or the date no further amount is payable to the individual hereunder.

   SECTION 3.   DEFERRED CONTRIBUTIONS.
   ----------   -----------------------

           (a)  Rate of Contributions.  Subject to the limitations of Appendix
                ---------------------
B and in accordance with the administrative procedures established by the Company, each Participant whose participation is not suspended may elect to make Deferred Contributions to the Plan at a rate equal to any whole percentage of the Participant's Covered Compensation during such Plan Year not to exceed twenty percent (20%); provided, however, that at no time may the aggregate rate of the Participant's Deferred Contributions to the Plan (which are eligible to receive Regular Company Contributions pursuant to Section 4) and contributions to the Agilent Technologies, Inc. Employee Stock Purchase Plan exceed ten percent (10%) of the Participant's Covered Compensation. All Deferred Contributions shall be deemed to be employer contributions to the Plan and a Participant's election to commence making Deferred Contributions shall constitute an

                                       2
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election (for Federal tax purposes and, wherever permitted, for state and local tax purposes) to have his or her taxable compensation reduced by the amount of all Deferred Contributions.

          A Participant may cause an election to make Deferred Contributions to be made by one of the two following methods:

               (i) Upon initially becoming an Eligible Employee, a Participant who is not a Former HP Participant shall be deemed to elect to make Deferred Contributions at the rate of three percent (3%) of the Participant's subsequently earned Covered Compensation (and have those Deferred Contributions invested in a Fund designated by the Company, until an alternative investment election is received) effective on the first day on which such Participant commences participation in the Plan, by failing to make an election in the manner prescribed by the Company; or

               (ii) A Participant may elect in the manner prescribed by the Company, to make no Deferred Contributions; or to make Deferred Contributions at a different rate (subject to the limitations set forth above); or to elect a different Fund(s).

          If a former Participant is reemployed by a Participating Company as an Eligible Employee or if an Employee is in a suspension status described in
Section 2(b) on the date he or she would otherwise commence participation in the Plan, he or she shall first elect making Deferred Contributions as soon as administratively practicable on or after the day he or she is rehired or is no longer in suspension status, as applicable, in accordance with the above Sections 3(a)(i) and (ii).

          (b)  Revocation and Change in Election.  Each Participant may elect
               ---------------------------------
to revoke or change the elections described in Section 3(a) by giving notice to the Company in the manner prescribed by the Company. Such election shall take effect as of the first day of a payroll period as soon as administratively practicable following the date the notice is received.

          (c)  Suspension of Contributions.
               ---------------------------

               (i) Subsequent to the election described in Section 3(a), a Participant may suspend all Deferred Contributions at any time by giving notice to the Company in the manner prescribed by the Company. Such suspension shall take effect as of the end of a payroll period as soon as administratively practicable following the date the notice is received.

               (ii) A Participant who has voluntarily suspended Deferred Contributions may resume Deferred Contributions by giving notice to the Company in the manner prescribed by the Company. Such contributions shall take effect as soon as administratively practicable following the date the notice is received but no earlier than the first day of the Quarter following the first Quarter such contributions are suspended.

               (iii) A Participant's Deferred Contributions shall automatically terminate upon the termination of the Participant's employment by the Affiliated Group.

          (d)  Time and Form of Contribution.  Deferred Contributions shall be
               -----------------------------
withheld from the Participant's Covered Compensation through regular payroll deductions. All Deferred

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Contributions shall be paid to the Trustee and invested pursuant to Section 8 as soon as reasonably practicable following the end of the payroll period in which they are withheld. The Participating Companies may make Deferred Contributions in either cash or, in the case of Deferred Contributions to be invested in the Stock Fund, Stock. In determining the amount of Deferred Contributions for any Plan Year, Stock contributed for such Plan Year shall be valued at the closing price of Stock as quoted on the New York Stock Exchange on the Payday (or the next preceding trading day if the Payday is not a trading day) with respect to the payroll period for which the contribution is made.

          (e)  Compliance With Other Contribution Limitations.  Notwithstanding
               ----------------------------------------------
the foregoing provisions of this Section 3, the Plan shall be administered in accordance with Section 6 and Appendix B. In order to maintain the qualified status of the Plan under section 401(a) of the Code, or to preserve the status of Deferred Contributions as employer contributions under section 401(k) of the Code, at any time in a Plan Year the Company may reduce the maximum whole percentage at which Deferred Contributions will be made to the Plan by a Participant during the remainder of the Plan Year, or the Company may require that such a Participant discontinue all Deferred Contributions for the remainder of the Plan Year. Such a reduction or discontinuance of Deferred Contributions may be applied selectively to individual Participants or to particular classes of Participants, as the Company may determine. Upon the close of each Plan Year, or on such earlier date as the Company may determine, any reduction or discontinuance made pursuant to this Section 3(e) shall cease to apply to the Participant until the Company again determines that a reduction or discontinuance of Deferred Contributions is necessary or desirable for the Participant.

          In addition to requiring a prospective reduction or discontinuance of Deferred Contributions, the Company may distribute to any Participant his or her Deferred Contributions, if any, that are determined to be "Excess Contributions" or "Excess Deferrals" (as defined in Section 1 of Appendix B) and any income or losses attributable thereto in the manner set forth in Section 2 of Appendix B.

    SECTION 4.   REGULAR COMPANY CONTRIBUTIONS.
    ----------   -------------------------------

          (a)  Amount.  The Participating Companies shall make Regular Company
               ------
Contributions to the Plan for each Quarter in an amount equal to the sum of (i) one hundred percent (100%) of the Deferred Contributions of each Participant made to the Plan up to the first three percent (3%) of Covered Compensation deferred during each payroll period by Participants who are eligible for an allocation of Regular Company Contributions for such Quarter, as determined under Section 4(b), plus (ii) fifty percent (50%) of the Deferred Contributions of each Participant made to the Plan for the next two percent (2%) of Covered Compensation deferred during each payroll period by Participants who are eligible for an allocation of Regular Company Contributions for such Quarter, as determined under Section 4(b).

          (b)  Allocation.  The Regular Company Contributions for each Quarter
               ----------
shall be allocated among the Regular Company Contribution Accounts of all Participants who are Employees on the Company's last business day of such Quarter in a manner that is consistent with the matching rates established in
Section 4(a); provided, however, that a Participant who ceases to be an Employee during such Quarter because of such Participant's death or termination

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of employment at or after age fifty-five (55) with fifteen (15) or more years of service, as determined under the Agilent Technologies, Inc. Retirement Plan, shall be entitled to an allocation of Regular Company Contributions for such Quarter in a manner that is consistent with the matching rates established in
Section 4(a).

          (c)  Time and Form of Contribution.  All Regular Company
               -----------------------------
Contributions for each Quarter shall be paid to the Trustee and invested pursuant to Section 8 as soon as reasonably practicable at or about the end of such Quarter. Notwithstanding the preceding sentence, Regular Company Contributions made pursuant to Section 4(b) on behalf of a Participant who is no longer an Employee on the last business day of the Quarter, but who is otherwise eligible to share in the allocation of Regular Company Contributions for the Quarter, shall instead be paid to the Trustee and invested pursuant to Section 8 as soon as reasonably practicable after the date the Participant ceases to be an Employee. Participating Companies may make Regular Company Contributions in either cash or, in the case of Regular Company Contributions to be invested in the Stock Fund, Stock. In determining the amount of Regular Company Contributions for any Plan Year, Stock contributed for such Plan Year shall be valued at the closing price of Stock as quoted on the New York Stock Exchange on the last Payday (or the next preceding trading day if the Payday is not a trading day) with respect to the Quarter for which the contribution is made.

          (d)  Compliance With Other Contribution Limitations.  Notwithstanding
               ----------------------------------------------
the foregoing provisions of this Section 4, the Plan shall be administered in accordance with Section 6 and Appendix B. The Company may distribute to any Participant the Regular Company Contributions, if any, made on his or her behalf that are determined to be "Excess Aggregate Contributions" (as defined in Section 1 of Appendix B) and any income or losses attributable thereto in the manner set forth in Section 3 of Appendix B.

    SECTION 5.   MINIMUM COMPANY CONTRIBUTIONS.
    ----------   -------------------------------

          (a)  Minimum Company Contributions.  For each Plan Year, the Company
               -----------------------------
may make contributions to the Plan in the form of employer contributions (within the meaning of section 404 of the Code), in cash or Stock, at least equal to a specified dollar amount, on behalf of individuals who are employed by the Company and who are entitled to an allocation under Section 5(b). The amount of the employer contribution shall be determined by the Company, or its delegatee, by appropriate action on or before the last day of the Company's taxable year that ends within such Plan Year.

          The Minimum Company Contribution for a Plan Year shall be paid by the Company in cash or Stock in one or more installments without interest. The Company shall pay the Minimum Company Contribution to the Trust Fund no later than the time prescribed by the Code for filing the Company's income tax return, including extensions, for its taxable year that ends within such Plan Year. Notwithstanding any other provision of the Plan to the contrary, the Minimum Company Contribution made to the Plan by the Company shall not revert to, or be returned to, the Company.

          (b)  Allocation of Minimum Company Contributions.  The Minimum Company
               -------------------------------------------
Contribution for the Plan Year shall be allocated as follows:

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               (i)    First, the Minimum Company Contribution for the Plan Year
shall be allocated during the Plan Year to each individual who is a Participant on the first day of the Plan Year in the form of Deferred Contributions made pursuant to Section 3 and in the form of Regular Company Contributions made pursuant to Section 4. These allocations shall be made to each such Participant's Deferred Contribution Account and Regular Company Contribution Account, respectively.

               (ii) Second, the balance of any Minimum Company Contribution remaining after the allocation in Section 5(b)(i) shall be allocated to the Regular Company Contribution Accounts of each "Nonhighly Compensated Employee" (as defined in Section 1 of Appendix B) who is a Participant on the first day of the Plan Year and is employed on the last day of the Plan Year, in the ratio that such Participant's Deferred Contributions during the Plan Year bears to the Deferred Contributions of all such Participants during the Plan Year.

               (iii) Third, notwithstanding Section 6 of the Plan, if the total contributions allocated to a Participant's Accounts including the Minimum Company Contribution exceed the Participant's maximum Annual Additions limit for any Limitation Year (as defined in Section 6), then such excess shall be held in a suspense account. Such amounts shall be used to reduce Minimum Company Contributions and/or Regular Company Contributions in the next, and succeeding Plan Years.

               (iv) Fourth, the balance of the Minimum Company Contribution remaining after the allocation under Section 5(b)(i), (ii) and (iii) shall be allocated as a nonelective contribution to each Eligible Employee who is a Nonhighly Compensated Employee who satisfies the eligibility requirements of
Section 2 on or before the first day of the Plan Year, in the ratio that such Eligible Employee's Covered Compensation for the Plan Year bears to the Covered Compensation for the Plan Year of all such Eligible Employees. Separate accounts will be established for contributions made pursuant to this Section 5(b)(iv) and the Eligible Employee shall direct the investment of the contributions.

               (v) Each installment of the Minimum Company Contribution shall be held in a contribution suspense account until allocated on or before the end of the Plan Year in accordance with this Section 5. Such suspense account shall not participate in the allocation of investment gains, losses, income and deductions of the Trust Fund as a whole, but shall be invested separately, as directed by the Company, and all gains, losses, income and deductions attributable to such investment shall, to the extent that Plan expenses are paid out of the Trust Fund, be used to reduce Plan expenses, and thereafter, shall be used to reduce employer contributions.

               (vi) The Minimum Company Contribution allocated to the Regular Company Contribution Account of a Participant pursuant to Section 5(b)(ii) shall be treated in the same manner as Regular Company Contributions for all purposes of the Plan.

               (vii) Notwithstanding any other provision of the Plan to the contrary, any allocation of Deferred Contributions to a Participant's Deferred Contribution Account shall be made under either Section 3 or this Section 5, as appropriate, but not both Sections. Similarly, any allocation of Regular Company Contributions to a Participant's Regular Company

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Contribution Account shall be made under either Section 4 or this Section 5, as appropriate, but not both Sections.

    SECTION 6.   LIMITATION ON CONTRIBUTIONS.
    ----------   -----------------------------

          (a)  General Limitation.  In no event shall the Annual Additions (as
               ------------------
defined in Section 6(d)(i) below) allocated to any Participant for any Limitation Year (as defined in Section 6(d)(iii) below) exceed the lesser of:

               (i) Thirty thousand dollars ($30,000) (as adjusted by the Commissioner of Internal Revenue for increases in the cost of living in accordance with section 415(d) of the Code); or

               (ii) Twenty-five percent (25%) of the Participant's Total Compensation (as defined in Section 6(d)(ii) below) for such Limitation Year.

          (b)  Effect of Limitation.  If the limitations described in Section
               --------------------
6(a) above would be exceeded with respect to any Participant for any Limitation Year, the Annual Additions allocated to the Participant for such Limitation Year shall be reduced by reducing the components of such Annual Additions, as necessary, in the order in which they are listed in the definition of Annual Additions in Section 6(d)(i) below.

          (c)  Excess Contributions.  The amount of any Deferred Contributions
               --------------------
and Regular Company Contributions for a Limitation Year which may not be allocated to a Participant because of the limitations described above shall be held unallocated for such Limitation Year and shall be allocated to the extent permitted by such limitations to such Participant in the succeeding Limitation Year. If such limitations would be exceeded with respect to the Participant in the succeeding Limitation Year by the allocation of such amount, such amount shall be held unallocated and allocated to the extent permitted by the limitations to such Participant in succeeding Limitation Years.

          (d)  Special Definitions.  For purposes of Section 6, the following
               -------------------
definitions shall apply:

               (i)    "Annual Additions" means the sum of the following:

                      (A) Deferred Contributions allocated to a Participant's Deferred Contribution Accounts for a Limitation Year;

                      (B) Regular Company Contributions allocated to a Participant's Regular Company Contribution Accounts for a Limitation Year; plus

                      (C) Any employer contributions or forfeitures allocated to the Participant for the Limitation Year under any other defined contribution plan of the Company or a Subsidiary.

               (ii) "Total Compensation" means the compensation of the Participant from the Company and each Subsidiary for the Limitation Year, determined in accordance with

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section 1.415-2(d)(11)(i) of the Treasury Regulations including elective deferrals (within the meaning of section 402(g)(3) of the Code) and any amount which is contributed or deferred by the Company or a Subsidiary at the election of the Participant and which is not includible in the gross income of the Participant by reason of section 125 of the Code.

               (iii)  "Limitation Year" means the calendar year.

    SECTION 7.  ACCOUNTS AND VALUATION.
    ----------  -----------------------

          (a)  Accounts.  The following Accounts, as appropriate, shall be
               --------
maintained for a Participant:

               (i) A "Regular Company Contribution Short Term Income Account" consisting of each Participant's share of Regular Company Contributions which the Participant has directed to be invested in the Short Term Income Fund;

               (ii) A "Regular Company Contribution Intermediate Bond Account" consisting of each Participant's share of Regular Company Contributions which the Participant has directed to be invested in the Intermediate Bond Fund;

               (iii) A "Regular Company Contribution PIMCO Total Return Account" consisting of each Participant's share of Regular Company Contributions which the Participant has directed to be invested in the PIMCO Total Return Fund;

               (iv) A "Regular Company Contribution Social Equity Account" consisting of each Participant's share of Regular Company Contributions which the Participant has directed to be invested in the Social Equity Fund;

               (v) A "Regular Company Contribution Contrafund Account" consisting of each Participant's share of Regular Company Contributions which the Participant has directed to be invested in the Contrafund;

               (vi) A "Regular Company Contribution Growth & Income Account" consisting of each Participant's share of Regular Company Contributions which the Participant has directed to be invested in the Growth & Income Fund;

               (vii) A "Regular Company Contribution Magellan Account" consisting of each Participant's share of Regular Company Contributions which the Participant has directed to be invested in the Magellan Fund;

               (viii) A "Regular Company Contribution Capital Appreciation Account" consisting of each Participant's share of Regular Company Contributions which the Participant has directed to be invested in the Capital Appreciation Fund;

               (ix) A "Regular Company Contribution ICAP Equity Account" consisting of each Participant's share of Regular Company Contributions which the Participant has directed to be invested in the ICAP Equity Fund;

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               (x)    A "Regular Company Contribution U.S. Equity Index Account"
consisting of each Participant's share of Regular Company Contributions which the Participant has directed to be invested in the U.S. Equity Index Fund;

               (xi) A "Regular Company Contribution Worldwide Account" consisting of each Participant's share of Regular Company Contributions which the Participant has directed to be invested in the Worldwide Fund;

               (xii) A "Regular Company Contribution Low-Priced Stock Account" consisting of each Participant's share of Regular Company Contributions which the Participant has directed to be invested in the Low-Priced Stock Fund;

               (xiii) A "Regular Company Contribution PBHG Growth Account" consisting of each Participant's share of Regular Company Contributions which the Participant has directed to be invested in the PBHG Growth Fund;

               (xiv) A "Regular Company Contribution U.S. Small and Mid Cap Index Account" consisting of each Participant's share of Regular Company Contributions which the Participant has directed to be invested in the U.S. Small and Mid Cap Index Fund;

               (xv) A "Regular Company Contribution Templeton Foreign Account" consisting of each Participant's share of Regular Company Contributions which the Participant has directed to be invested in the Templeton Foreign Fund;

               (xvi) A "Regular Company Contribution Stock Account" consisting of each Participant's share of Regular Company Contributions which the Participant has directed to be invested in the Stock Fund;

               (xvii) A "Deferred Contribution Short Term Income Account" consisting of each Participant's share of Deferred Contributions which the Participant has directed to be invested in the Short Term Income Fund;

               (xviii) A "Deferred Contribution Intermediate Bond Account" consisting of each Participant's share of Deferred Contributions which the Participant has directed to be invested in the Intermediate Bond Fund;

               (xix) A "Deferred Contribution PIMCO Total Return Account" consisting of each Participant's share of Deferred Contributions which the Participant has directed to be invested in the PIMCO Total Return Fund;

               (xx) A "Deferred Contribution Social Equity Account" consisting of each Participant's share of Deferred Contributions which the Participant has directed to be invested in the Social Equity Fund;

               (xxi) A "Deferred Contribution Contrafund Account" consisting of each Participant's share of Deferred Contributions which the Participant has directed to be invested in the Contrafund;

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               (xxii)  A "Deferred Contribution Growth & Income Account"
consisting of each Participant's share of Deferred Contributions which the Participant has directed to be invested in the Growth & Income Fund;

               (xxiii) A "Deferred Contribution Magellan Account" consisting of each Participant's share of Deferred Contributions which the Participant has directed to be invested in the Magellan Fund;

               (xxiv) A "Deferred Contribution Capital Appreciation Account" consisting of each Participant's share of Deferred Contributions which the Participant has directed to be invested in the Capital Appreciation Fund;

               (xxv) A "Deferred Contribution ICAP Equity Account" consisting of each Participant's share of Deferred Contributions which the Participant has directed to be invested in the ICAP Equity Fund;

               (xxvi) A "Deferred Contribution U.S. Equity Index Account" consisting of each Participant's share of Deferred Contributions which the Participant has directed to be invested in the U.S. Equity Index Fund;

               (xxvii) A "Deferred Contribution Worldwide Account" consisting of each Participant's share of Deferred Contributions which the Participant has directed to be invested in the Worldwide Fund;

               (xxviii) A "Deferred Contribution Low-Priced Stock Account" consisting of each Participant's share of Deferred Contributions which the Participant has directed to be invested in the Low-Priced Stock Fund;

               (xxix) A "Deferred Contribution PBHG Growth Account" consisting of each Participant's share of Deferred Contributions which the Participant has directed to be invested in the PBHG Growth Fund;

               (xxx) A "Deferred Contribution U.S. Small and Mid Cap Index Account" consisting of each Participant's share of Deferred Contributions which the Participant has directed to be invested in the U.S. Small and Mid Cap Index Fund;

               (xxxi) A "Deferred Contribution Templeton Foreign Account" consisting of each Participant's share of Deferred Contributions which the Participant has directed to be invested in the Templeton Foreign Fund;

               (xxxii) A "Deferred Contribution Stock Account" consisting of each Participant's share of Deferred Contributions which the Participant has directed to be invested in the Stock Fund;

               (xxxiii) A "Rollover Contribution Short Term Income Account" consisting of each Participant's share of Rollover Contributions which the Participant has directed to be invested in the Short Term Income Fund;

               (xxxiv) A "Rollover Contribution Intermediate Bond Account" consisting of each Participant's share of Rollover Contributions which the Participant has directed to be invested in the Intermediate Bond Fund;

               (xxxv) A "Rollover Contribution PIMCO Total Return Account" consisting of each Participant's share of Rollover Contributions which the Participant has directed to be invested in the PIMCO Total Return Fund;

               (xxxvi) A "Rollover Contribution Social Equity Account" consisting of each Participant's share of Rollover Contributions which the Participant has directed to be invested in the Social Equity Fund;

               (xxxvii) A "Rollover Contribution Contrafund Account" consisting of each Participant's share of Rollover Contributions which the Participant has directed to be invested in the Contrafund;

               (xxxviii) A "Rollover Contribution Growth & Income Account" consisting of each Participant's share of Rollover Contributions which the Participant has directed to be invested in the Growth & Income Fund;

               (xxxix) A "Rollover Contribution Magellan Account" consisting of each Participant's share of Rollover Contributions which the Participant has directed to be invested in the Magellan Fund;

               (xl) A "Rollover Contribution Capital Appreciation Account" consisting of each Participant's share of Rollover Contributions which the Participant has directed to be invested in the Capital Appreciation Fund;

               (xli) A "Rollover Contribution ICAP Equity Account" consisting of each Participant's share of Rollover Contributions which the Participant has directed to be invested in the ICAP Equity Fund;

               (xlii) A "Rollover Contribution U.S. Equity Index Account" consisting of each Participant's share of Rollover Contributions which the Participant has directed to be invested in the U.S. Equity Index Fund;

               (xliii) A "Rollover Contribution Worldwide Account" consisting of each Participant's share of Rollover Contributions which the Participant has directed to be invested in the Worldwide Fund;

               (xliv) A "Rollover Contribution Low-Priced Stock Account" consisting of each Participant's share of Rollover Contributions which the Participant has directed to be invested in the Low-Priced Stock Fund;

               (xlv) A "Rollover Contribution PBHG Growth Account" consisting of each Participant's share of Rollover Contributions which the Participant has directed to be invested in the PBHG Growth Fund;

               (xlvi) A "Rollover Contribution U.S. Small and Mid Cap Index Account" consisting of each Participant's share of Rollover Contributions which the Participant has directed to be invested in the U.S. Small and Mid Cap Index Fund;

               (xlvii) A "Rollover Contribution Templeton Foreign Account" consisting of each Participant's share of Rollover Contributions which the Participant has directed to be invested in the Templeton Foreign Fund;

               (xlviii) A "Rollover Contribution Stock Account" consisting of each Participant's share of Rollover Contributions which the Participant has directed to be invested in the Stock Fund;

               (xlix) A "Loan Account" consisting of an amount equal to the outstanding principal and accrued interest under the Participant's promissory note(s) held in the Loan Fund;

               (l) An "HP Stock Account" consisting of each Former HP Participant's share of the HP Stock Fund.

          (b)  Valuation of Accounts.  A Participant's interest in each
               ---------------------
Account (other than a Loan Account) shall be represented by units of participation. Each Account (other than a Loan Account) shall be adjusted as of each Valuation Date by the Trustee to reflect any change in the unit value of the Account since the immediately preceding Valuation Date. The unit value of the Account shall be based on the fair market value of the Account, appropriately adjusted by the Trustee for any realized or unrealized investment income, gains, losses and expenses. A Participant's number of units shall be adjusted to reflect any withdrawals or loans pursuant to Section 11 or 12, or the establishment of an account for an alternate payee pursuant to Section 13(c), from the Participant's Accounts. The valuation of units of participation will be based on values as of the close of business on each Valuation Date, and all transactions under the Plan will be based on this valuation.

    SECTION 8.   INVESTMENT OF ACCOUNTS.
    ----------   ------------------------

          (a)  Investment Funds.  The Trust Fund shall be composed of the
               ----------------
following Funds which shall be invested and reinvested as follows:

               (i)  The Short Term Income Fund.  The Short Term Income Fund
                    --------------------------
seeks to obtain as high a level of current income as is consistent with the preservation of capital and liquidity, and is invested in high quality money market instruments of all kinds. The Short Term Income Fund is the Fidelity Retirement Money Market Portfolio and is more fully described in the Fidelity Retirement Money Market Portfolio prospectus, as updated from time to time. Effective March 1, 1999, the Short Term Income Fund is the Fidelity Institutional Money Market Fund and is more fully described in the Fidelity Institutional Money Market Fund prospectus, as updated from time to time.

               (ii)  The Intermediate Bond Fund.  The Intermediate Bond Fund
                     --------------------------
is the Fidelity Intermediate Bond Fund which seeks a high level of current income and is primarily invested in high and upper medium grade fixed income obligations. The Intermediate Bond

Fund is more fully described in the Fidelity Intermediate Bond Fund prospectus, as updated from time to time.

               (iii)  The PIMCO Total Return Fund.  The PIMCO Total Return
                      ---------------------------
Fund seeks long-term returns by investing in all types of bonds including U.S. government, corporate, mortgage and foreign. The PIMCO Total Return Fund is more fully described in the PIMCO Total Return Fund prospectus, as updated from time to time.

               (iv)  The Social Equity Fund.  The Social Equity Fund is the
                     ----------------------
Domini Social Equity Fund, an index fund which seeks long term returns by investing in companies that are in the Domini 400 Social Index consisting of large U.S. companies that meet multiple broad-based social and ethical criteria. The Social Equity Fund is more fully described in the Domini Social Equity Fund prospectus, as updated from time to time.

               (v)  The Contrafund.  The Contrafund is the Fidelity Contrafund
                    --------------
which seeks capital appreciation by generally investing in the common stocks and convertible securities of undervalued companies undergoing positive changes and turnarounds. The Contrafund is more fully described in the Fidelity Contrafund prospectus, as updated from time to time.

               (vi)  The Growth & Income Fund.  The Growth & Income Fund is the
                     ------------------------
Fidelity Growth & Income Portfolio which seeks long-term capital growth and reasonable level of current income by generally investing in companies which offer capital appreciation with dividend payments. The Growth & Income Fund is more fully described in the Fidelity Growth & Income Portfolio prospectus, as updated from time to time.

               (vii)  The Magellan Fund.  The Magellan Fund is the Fidelity
                      -----------------
Magellan Fund which seeks capital appreciation and is primarily invested in domestic and international common stocks and securities convertible into common stock. The Magellan Fund is more fully described in the Fidelity Magellan Fund prospectus, as updated from time to time.

               (viii)  The Capital Appreciation Fund.  The Capital
                       -----------------------------
Appreciation Fund is the Harbor Capital Appreciation Fund which seeks long term returns primarily through investing in large U.S. growth-oriented companies. The Capital Appreciation Fund is more fully described in the Harbor Capital Appreciation Fund prospectus, as updated from time to time.

               (ix)  The ICAP Equity Fund.  The ICAP Equity Fund is the ICAP
                     --------------------
Equity Portfolio which seeks long term returns primarily through investments in large U.S. value-orientated companies. The ICAP Equity Fund is more fully described in the ICAP Equity Portfolio prospectus, as updated from time to time.

               (x)  The U.S. Equity Index Fund.  The U.S. Equity Index Fund is
                    --------------------------
the Spartan U.S. Equity Index Fund which seeks to equal the total return performance of common stock publicly traded in the United States, and is invested in a portfolio that attempts to duplicate the composition of the Standard & Poor's Stock Price Index of 500 Stocks. The U.S. Equity Index Fund is more fully described in the Spartan U.S. Equity Index Fund prospectus, as updated from time to time.

               (xi)  The Worldwide Fund.  The Worldwide Fund is the Janus
                     ------------------
Aspen Series Worldwide Growth Portfolio which seeks long term returns primarily through investing in foreign and U.S. companies. The Worldwide Fund is more fully described in the Janus Aspen Series Worldwide Growth Portfolio prospectus, as updated from time to time.

               (xii)  The Low-Priced Stock Fund.  The Low-Priced Stock Fund is
                      -------------------------
the Fidelity Low-Priced Stock Fund which seeks long term returns by investing in small and mid-sized U.S. companies that are considered to be undervalued. The Low-Priced Stock Fund is more fully described in the Fidelity Low-Priced Stock Fund prospectus, as updated from time to time.

               (xiii)  The PBHG Growth Fund.  The PBHG Growth Fund seeks
                       --------------------
capital appreciation by investing in companies believed to have an outlook for strong growth in earnings and the potential for significant capital appreciation. The PBHG Growth Fund seeks to invest at least 65% of its assets in common stocks and convertible securities of small capitalization companies. The PBHG Growth Fund is more fully described in the PBHG Growth Fund prospectus, as updated from time to time.

               (xiv)  The U.S. Small and Mid Cap Index Fund.  The U.S. Small
                      -------------------------------------
and Mid Cap Index Fund shall be invested and reinvested primarily in a collective investment trust, the BT Pyramid Russell "2500" Index Fund, except that small amounts held in the U.S. Small and Mid Cap Index Fund may be invested and reinvested in interest-bearing short-term debt obligations, money market instruments, savings accounts or similar investments. The BT Pyramid Russell "2500" Index Fund is managed by Bankers Trust Company and is a stock index fund of small and medium sized U.S. companies. The BT Pyramid Russell "2500" Index Fund is more fully described in the BT Pyramid Russell "2500" Index Fund investment trust, as amended from time to time.

          Effective June 15, 1999, the U.S. Small and Mid Cap Index Fund is the Spartan Extended Market Index Fund which seeks to provide investment returns that correspond to the total return of stock of mid-to-small capitalization U.S. companies by investing at least 80% of its assets in common stocks included in the Wilshire 4500 Equity Index which represents the performance of stock of mid-to-small capitalization U.S. companies. The U.S. Small and Mid Cap Index Fund is more fully described in the Spartan Extended Market Index Fund prospectus, as updated from time to time.

               (xv)   The Templeton Foreign Fund.  The Templeton Foreign Fund
                      --------------------------
is the Templeton Foreign Fund A which seeks long-term capital growth through a flexible policy of investing primarily in stocks of companies outside the United States. The Templeton Foreign Fund is more fully described in the Templeton Foreign Fund A prospectus, as updated from time to time.

               (xvi)  The Stock Fund.  The Stock Fund shall be invested and
                      --------------
reinvested primarily in Stock, except that small amounts of cash held in the Stock Fund may be invested and reinvested in interest-bearing short-term debt obligations, money market instruments, savings accounts or similar investments. The Stock Fund shall consist of all Stock Fund investments held by the Trustee and all cash held by the Trustee which is derived from dividends, interest or other income from Stock Fund investments, Deferred Contributions, Regular Company Contributions and contributions pursuant to Sections 13(l) and 13(m) to be invested in the Stock Fund, and proceeds from the sale or redemption of Stock Fund investments. The cash shall be invested as provided in this Paragraph (xvi).

          In the absence of any direction by the Company pursuant to Section 14(b)(iii), the Trustee shall select the time, price, amount and manner of a purchase of Stock for the Stock Fund and any broker, dealer or private seller through or from which a purchase of Stock is made. The Trustee in its discretion may purchase Stock that was distributed to a Participant or Beneficiary at the closing price of Stock as quoted on the New York Stock Exchange for the business day on which the Trustee receives a written offer to sell. No commission shall be paid in connection with any such purchase.

               (xvii)  The Loan Fund.  The Loan Fund shall be invested solely
                       -------------
in promissory notes which are the obligations of Participants pursuant to
Section 12. Cash transferred from other Funds pursuant to Section 12(d) shall be applied to fund loans to Participants, and cash derived from principal and interest payments shall be transferred to other Funds pursuant to Section 12(e).

               (xviii)  The HP Stock Fund.  The HP Stock Fund shall be invested
                        -----------------
and reinvested primarily in HP Stock, except that small amounts of cash held in the HP Stock Fund may be invested and reinvested in interest-bearing short-term debt obligations, money market instruments, savings accounts or similar investments. The HP Stock Fund shall consist of all HP Stock Fund investments held by the Trustee and all cash held by the Trustee which is derived from dividends, interest or other income from HP Stock Fund investments, and proceeds from the sale or redemption of HP Stock Fund investments. The cash shall be invested as provided in this Paragraph (xviii).

          In the absence of any direction by the Company pursuant to Section 14(b)(iii), the Trustee shall select the time, price, amount and manner of a purchase of HP Stock for the HP Stock Fund and any broker, dealer or private seller through or from which a purchase of HP Stock is made. The Trustee in its discretion may purchase HP Stock that was distributed to a Participant or Beneficiary at the closing price of HP Stock as quoted on the New York Stock Exchange for the business day on which the Trustee receives a written offer to sell. No commission shall be paid in connection with any such purchase.

          (b)  Investment Directions.  A Participant may direct the investment
               ---------------------
of the Participant's combined Deferred Contributions, share of Regular Company Contributions and contributions pursuant to Sections 13(l) and 13(m) among the Funds described in Section 8(a) (other than the Loan Fund and the HP Stock
Fund), in the manner prescribed by the Company at the time of enrollment or reenrollment. The Participant may change the Participant's investment directions for his or her combined Deferred Contributions, Regular Company Contributions and contributions pursuant to Sections 13(l) and 13(m) on a daily basis by instructing the Trustee in the manner prescribed by the Company. Following enrollment or reenrollment in the manner prescribed by the Company, a Participant shall specify the percentage of the Participant's combined Deferred Contributions, Regular Company Contributions and contributions pursuant to

Sections 13(l) and 13(m) to be invested in such Funds. Investment elections shall be in such minimum percentage amounts with respect to each Fund as permitted by the Company.

          (c)  Reinvestment Directions.  On a daily basis, by instructing the
               -----------------------
Trustee in the manner prescribed by the Company, a Participant may direct the reinvestment of the Participant's combined Rollover Account, Deferred Contribution Account and Regular Company Contribution Account and, if the Participant is a Former HP Participant, his or her HP Stock Account, among the Funds described in Section 8(a) (other than the Loan Fund and the HP Stock
Fund). A Participant shall specify the reinvestment amounts of the Participant's combined Rollover Account, Deferred Contribution Account and Regular Company Contribution Account, and the Former HP Participant's HP Stock Account, to be invested in such Funds. Reinvestment directions shall be in such minimum dollar or percentage amounts as permitted by the Trustee. In no event shall any Participant be permitted to reinvest any of his or her Accounts in the HP Stock Fund.

          (d)  No Investment Directions.  A Participant's combined Deferred
               ------------------------
Contributions, share of Regular Company Contributions and contributions pursuant to Sections 13(l) and 13(m) shall be invested in the Short Term Income Fund in the event that the Participant fails to direct their investment.

          (e)  Limitations on  Instructions to the Trustee Pursuant to
               -------------------------------------------------------
Section 8(b).  Instructions to the Trustee pursuant to Sections 8(b) will not
-------------
be processed on each Payday and the Valuation Date immediately preceding such Payday, and shall be subject to the terms and conditions of the Trust Agreement and Schedule G thereof.

    SECTION 9.  VESTING.
    ----------  --------

          A Participant's interest in his or her Accounts shall be one hundred percent (100%) vested and nonforfeitable at all times.

    SECTION 10.   DISTRIBUTION OF PLAN BENEFITS.
    -----------   -------------------------------

          (a)  Amount and Form of Distribution.  A Participant's Plan Benefit
               -------------------------------
with respect to his or her Deferred Contribution Account, Regular Company Contribution Account, Rollover Account and HP Stock Account, if any, shall consist of the cash and equivalent shares of Stock and HP Stock credited to such Accounts valued on the Valuation Date on or following the date the Trustee receives a claim pursuant to Section 16 or, in the event of no claim, on the Valuation Date as of which the Trustee processes the distribution of the Participant's Plan Benefit. In the event that the Participant is deceased, distribution shall be made to his or her Beneficiary. A Plan Benefit shall be paid in a lump sum distribution consisting of cash except that a Participant or Beneficiary may elect to have his or her Plan Benefit attributable to the Stock Fund paid in whole shares of Stock, and attributable to the HP Stock Fund paid in whole shares of HP Stock, plus a check for any fractional shares. A Participant or spouse Beneficiary may also elect to have his or her entire Plan Benefit distributed in the form of a direct transfer to an individual retirement account maintained by the Trustee, subject to the establishment of an individual retirement account with the Trustee.

          A Participant's or Beneficiary's election of a lump sum distribution shall be provided to the Trustee in the manner prescribed by the Company at the time or after the Participant ceases to be an Employee . If a Participant or Beneficiary fails to elect a form of lump sum distribution at the time or after the Participant ceases to be an Employee, the entire Plan Benefit shall be distributed in cash.

          (b)  Time of Distribution.
               --------------------

               (i) The following rules shall govern the time of distribution of the Participant's lump sum distribution:

                      (A) If the amount of the Participant's Plan Benefit does not exceed $5,000 (determined as of the date of distribution), the Participant's lump sum distribution shall be distributed as soon as reasonably practicable after the Participant ceases to be an Employee;

                      (B) If the amount of the Participant's Plan Benefit exceeds $5,000 (determined as of the date of distribution), the Participant's lump sum distribution shall not be distributed until he or she ceases to be an Employee and has elected to receive the Plan Benefit pursuant to Section 16 or, in the event of no claim, as soon as administratively practicable after the date the Participant attains age 65 (the "Normal Retirement Age").

                      (C) If the Participant is deceased, the Participant's Plan Benefit shall be paid to his or her Beneficiary no later than 12 months after the date of the Participant's death.

               (ii) In no event shall Plan Benefits be payable from this Plan as a result of the Company ceasing to be a member of the Hewlett-Packard controlled group of corporations (within the meaning of section 1563(a) of the Code) as of the Distribution Date.

          (c)  Latest Commencement Permitted.  Notwithstanding any other
               -----------------------------
provision of the Plan to the contrary, distribution of a Participant's Plan Benefit shall be made not later than his or her Required Beginning Date and all distributions will be made in accordance with the requirements of section 401(a)(9) of the Code and the regulations thereunder.

    SECTION 11.  WITHDRAWALS.
    -----------  ------------

          (a)  Age Fifty-Nine and One-Half.  Upon giving notice in the manner
               ---------------------------
prescribed by the Company and satisfying the requirements of this Section 11(a), a Participant may, with such frequency as may be established by the Company, withdraw from his or her Regular Company Contribution Account, Deferred Contribution Account, Rollover Account and HP Stock Account, if any (but not his or her Loan Account), an amount in cash which is not more than the value of the Participant's Accounts (other than his or her Loan Account) as of the date the withdrawal was made, only if the Participant will have attained age fifty-nine and one-half (59 1/2) at the time the withdrawal is to be made. All withdrawals pursuant to this Section 11(a) shall be in a minimum amount of one thousand dollars ($1,000.00) or, if less, the entire value (adjusted as provided in Section 7(b)) of the Participant's Regular Company Contribution

Account, Deferred Contribution Account, Rollover Account and HP Stock Account as of the date the withdrawal is made. The Participant's Accounts which funded the withdrawal shall be adjusted to reflect the value of such Accounts as of the date the Trustee liquidates such Accounts to fund the withdrawal.

          (b)  Hardship Withdrawals.  Notwithstanding Section 11(a), a
               --------------------
Participant may in the event of a financial hardship, request a hardship withdrawal in the manner prescribed by the Company. Such withdrawal shall be an amount in cash of not less than one thousand dollars ($1,000) or one hundred percent (100%) of the limit in the immediately succeeding sentence if less than one thousand dollars ($1,000). Hardship withdrawals shall be limited to the value (adjusted as provided in Section 7(b)) of the Participant's Deferred Contribution Account, Regular Company Contribution Account, Rollover Account and HP Stock Account as of the date the withdrawal was made, but shall not include Regular Company Contributions or earnings on the Deferred Contribution Account, Regular Company Contribution Account and HP Stock Account, or, with respect to Former HP Participants whose accounts were transferred to this Plan from the Hewlett-Packard TaxCAP as of June 2, 2000, "regular company contributions" or earnings on the "deferred contribution account" and "regular company contribution account" with respect to the period from January 1, 1989 through June 1, 2000 under the Hewlett-Packard TaxCAP. The Participant's Accounts which funded the withdrawal shall be adjusted to reflect the value of such Accounts as of the date the Trustee liquidates such Accounts to fund the withdrawal.

          A distribution shall be on account of a financial hardship only if the distribution is made on account of an immediate and heavy financial need and is necessary to satisfy such financial need. The Company shall make its determination regarding the propriety of specific hardship withdrawals based on the Participant's representations made in the manner prescribed by the Company.

               (i) The following shall constitute an immediate and heavy financial need:

                    (A) Medical expenses described in Code section 213(d) incurred by, or necessary to obtain medical care for, the Participant, the Participant's spouse, or any dependents of the Participant (as defined in Code section 152);

                    (B) Purchase or construction (excluding mortgage payments) of a principal residence of the Participant;

                    (C) Payment of tuition, related educational fees and room and board expenses for the next 12 months of post-secondary education for the Participant, his or her spouse, children, or dependents (as defined in Code section 152);

                    (D) The need to prevent the eviction of the Participant from his or her principal residence or foreclosure on the mortgage of the Participant's principal residence;

                    (E) The need to pay the funeral expenses of a family member;

                      (F) Anticipated federal and state income taxes and penalties resulting from the hardship distribution. Any amounts necessary to pay such taxes or penalties shall not exceed a uniform amount determined by the Company in its sole discretion; or

                      (G) A financial need that has been identified as a deemed immediate and heavy financial need in a ruling, notice or other document of general applicability issued under the authority of the Commissioner of Internal Revenue.

               (ii) A distribution on account of an immediate and heavy financial need shall be deemed necessary to satisfy such need only if:

                      (A) The amount withdrawn does not exceed the amount of the immediate and heavy financial need;

                      (B) The Participant has obtained all distributions, other than hardship distributions, and all nontaxable loans currently available under all plans maintained by the Affiliated Group;

                      (C) The Participant's contributions to the Plan, and the Company's Employee Stock Purchase Plan, will be suspended for at least 12 months after receipt of the hardship distribution; and

                      (D) The Participant may not make Deferred Contributions for the Participant's taxable year immediately following the taxable year of the hardship distribution in excess of the applicable limit under section 402(g) of the Code for such next taxable year less the amount of such employee's Deferred Contributions for the taxable year of the hardship distribution.

     SECTION 12.  LOANS.
     -----------  ------

          (a)  Eligibility for Loans.  A Participant may, in the manner
               ---------------------
prescribed by the Company, elect to borrow from his or her Regular Company Contribution Account, Deferred Contribution Account and Rollover Account, if any; provided, however, that a Participant shall not be eligible to elect to borrow any amount under the Plan if he or she has an outstanding loan obligation under the Plan that is in default or if he or she is (i) suspended pursuant to
Section 2(b)(i) through (iii); (ii) eligible for and receiving benefits under the Agilent Technologies, Inc. Income Protection Plan; or (iii) not employed by a Participating Company on a regular basis.

          (b)  Amount of Loans.  No loan shall be granted under the Plan to
               ---------------
the extent that it would cause the aggregate balance of all loans which a Participant has outstanding under the Plan and under any other qualified plan maintained by a member of the Affiliated Group to exceed an amount equal to the lesser of: (i) fifty thousand dollars ($50,000.00), less the amount by which the highest aggregate balance has been reduced by repayments during the 12-month period ending on the day before the day on which the new loan is to be made, or
(ii) fifty percent (50%) of the vested value of all of the Participant's Accounts under the Plan and accounts under any other qualified plan maintained by a member of the Affiliated Group.

          (c)  Terms of Loans.  All loans granted under the Plan shall be on
               --------------
such terms and conditions as the Company may determine, provided that all loans shall:

               (i) Be made pursuant to a promissory note secured by fifty percent (50%) of all of the Participant's Accounts;

               (ii) Be amortized over twelve (12), twenty-four (24), thirty-six (36) or forty-eight (48) months, as the Participant shall elect;

               (iii) Bear interest at a rate equal to the prime interest rate as published in the Western Edition of the Wall Street Journal, plus one-half of one percent ( 1/2%), as of the last day of the month preceding the month in which the loan is requested unless the Company determines that a different rate should apply;

               (iv) Provide for repayment in full on or before the date when distribution of the Participant's Plan Benefit is to commence; and

               (v) Be in an amount in cash of not less than one thousand dollars ($1,000).

          (d)  Source of Loans. The assets in a Participant's Accounts (other
               ---------------
than his or her HP Stock Account, if any) shall be liquidated as necessary to fund the Participant's loan. A Participant may direct the order of liquidation of his or her Accounts to fund a loan in the manner prescribed by the Company.

          The Participant's Accounts which funded the loan shall be adjusted to reflect the value of such Accounts as of the date the Trustee liquidates such Accounts to fund the loan. The proceeds of the liquidation of the Participant's Accounts shall be deposited to the Participant's Loan Account and immediately thereafter disbursed to the Participant.

          (e)  Withholding and Application of Loan Payments. Regular principal
               --------------------------------------------
and interest payments shall be made through irrevocable periodic payroll deductions from the Participant's compensation from members of the Affiliated Group (or, with the approval of the Company, by check during a period of suspension described in Section 2(b)). Principal and interest payments shall be made to the Trustee on each Payday commencing approximately two weeks, but as soon as administratively practicable, after the date a Participant receives his or her loan proceeds. Prior to a period of suspension described in Section 2(b), the Company may require a Participant to prepay principal and interest payments or may require the Participant to deposit additional security acceptable to the Company with the Plan in accordance with uniform and nondiscriminatory rules adopted by the Company and incorporated herein by reference. Principal and interest payments first shall be credited to the Participant's Loan Account (and any loss caused by nonpayment of such loan shall be borne solely by such Account) and then shall be transferred to the Participant's Rollover Account, Regular Company Contribution Account and Deferred Contribution Account (in the reverse order in which such Accounts provided funding for the loan) to be invested according to the Participant's latest investment election under Section 8(b). A loan may be prepaid in full effective as of the date the payment is received by the Trustee (except for Paydays, in which case the effective date of the repayment may be the date immediately following the Payday). Such a prepayment shall be in the form of a cashiers check, money order or Agilent Credit Union Teller Check or Draft. No partial prepayments shall be permitted. A loan shall be deemed repaid upon distribution of the Participant's Plan Benefit pursuant to Section 10 unless, prior to distribution, the loan is repaid by the Participant during a grace period established by the Company.

          (f)  Security and Default.  Prior to repayment, a promissory note
               --------------------
shall be considered in default in the event the borrower dies, terminates his or her participation in the Plan, a payment is, or a series of payments are, not made when due, the borrower files for relief under the United States Bankruptcy Code, the loan becomes a deemed distribution under section 72(p) of the Code or the Plan is terminated. In the event a default occurs and is not cured within any grace period established by the Company, the full amount due under the note shall become immediately due and payable. In such event, the Company, in its sole discretion, shall take such actions as it deems necessary or appropriate to cause the Plan to realize on its security for the loan. These actions may include (without limitation) repaying the loan out of any Plan Benefit then distributable or repaying the loan out of the proceeds of an involuntary withdrawal from the Participant's Accounts, whether or not the withdrawal would be permitted under Section 11 on a voluntary basis; provided that an involuntary withdrawal from the Participant's Accounts shall be made only in circumstances under which a withdrawal would not cause the Plan to violate the requirements of sections 401(a) and 401(k) of the Code.

          (g)  Maximum Number of Loans.  Subject to Section 12(h), a
               -----------------------
Participant shall have no more than two loans outstanding under the Plan at any time.

          (h)  Transferred and Rolled Loans.  To the extent the Plan includes
               ----------------------------
loans initiated under the Hewlett-Packard TaxCAP or under a plan of an entity acquired by the Company, which was merged, in whole or in part, with the Plan or from which assets, including such loans, were otherwise transferred or rolled over into the Plan, such loans shall continue in effect subject to the terms and conditions in effect as of the date of the transfer or rollover or as may be otherwise modified to conform with administrative and payroll procedures of the Company.

    SECTION 13.  GENERAL PROVISIONS.
    -----------  -------------------

          (a)  Participant Statement.  Each Participant who is an Eligible
               ---------------------
Employee shall be given a general explanation of the Plan and, at least once in each Plan Year, each Participant shall be furnished with a statement showing:

               (i) The balance in his or her Accounts on the date as of which the statement is provided;

               (ii) The net change in the value of his or her Accounts since the preceding statement date;

               (iii) The amount of Deferred Contributions, Regular Company Contributions and Rollover Contributions allocated to his or her Accounts for the period for which the statement is provided; and

               (iv)  The status of his or her Loan Account, if applicable.

In the event that a statement is inaccurate because of a clerical error, the Company shall have no responsibility to issue a corrected statement if the error is discovered after the end of the Quarter in which the statement was issued.

          (b)  No Assignment of Rights.  The interest and property rights of
               -----------------------
any person in the Plan, in the Trust Fund or in any distribution to be made under the Plan shall not be subject to option nor be assignable, either by voluntary or involuntary assignment or by operation of law, including (without limitation) bankruptcy, garnishment, attachment or other creditor's process, and any act in violation hereof shall be void, except that the following shall not constitute a violation of this Section 13(b):

               (i) A payment pursuant to a domestic relations order, if such order (A) is determined to be a "qualified domestic relations order" ("QDRO") (as defined in section 414(p) of the Code) by the Company under this Plan or (B) was determined to be a QDRO by Hewlett-Packard under the Hewlett-Packard TaxCAP with respect to a Participant.

               (ii) A reduction in a Participant's Plan Benefit by an amount the Participant is ordered or required to pay the Plan, and where such order or requirement:

                     (A) Arises under a judgment of conviction entered on or after August 5, 1997 for a crime involving the Plan or a civil judgment (including a consent order or decree) entered by a court on or after August 5, 1997 in an action brought in connection with a violation (or alleged violation) of part 4 of subtitle B of title I of ERISA or under a settlement with the Department of Labor entered into on or after August 5, 1997 asserting a violation of part 4 of subtitle B of title I of ERISA;

                     (B) The judgment, order, decree or settlement expressly provides for the offset of all or part of the amount ordered or required to be paid to the Plan against the Participant's Plan benefit; and

                     (C) In the case in which the survivor annuity requirements of section 401(a)(11) of the Code apply with respect to distributions from the Plan to the Participant, if the Participant has a spouse at the time at which the offset is to be made: (1) either the Participant shall be required to obtain his or her spouse's consent to such offset or an election to waive the right of the spouse to either a qualified joint and survivor annuity or a qualified preretirement survivor annuity is in effect in accordance with the requirements of section 417(a) of the Code; (2) such spouse is ordered or required in such judgment, order, decree, or settlement to pay an amount to the Plan in connection with a violation (or alleged violation) of part 4 of such subtitle; or (3) in such judgment, order, decree, or settlement, such spouse retains the right to receive the survivor annuity under a qualified joint and survivor annuity provided pursuant to section 401(a)(11)(A)(i) of the Code and under a qualified pre-retirement survivor annuity provided pursuant to section 401(a)(11)(A)(ii) of the Code, determined in accordance with section 401(a)(13)(D) of the Code.

          (c)  Qualified Domestic Relations Orders.  For all purposes under
               -----------------------------------
the Plan except Section 6, the value of a Participant's Accounts shall not include the amount payable to an

"alternate payee" (as defined in section 414(p) of the Code) pursuant to a qualified domestic relations order. A separate account shall be established for an alternate payee consistent with an approved qualified domestic relations order at such time as the Company instructs the Trustee to establish such an account, after which the alternate payee shall have reinvestment direction rights provided in Section 8(c).

          If requested, the Company shall make payment to an alternate payee pursuant to a qualified domestic relations order even if the Participant has not attained the "earliest retirement age" (within the meaning of section 414(p) of the Code). Any payment to an alternate payee shall be valued pursuant to
Section 10(a).

          (d)  Plan Mergers.  Except as may be permitted under regulations
               ------------
issued by the Secretary of the Treasury pursuant to sections 401(a)(12), 411(d)(6) and 414(l) of the Code, the Plan shall not merge or consolidate with, nor transfer assets or liabilities to, any other plan unless each Participant would receive a benefit under the Plan immediately after the merger, consolidation or transfer (if the Plan then terminated) which is equal to or greater than the benefit which he or she would have been entitled to receive immediately before the merger, consolidation or transfer (if the Plan had then terminated).

          (e)  No Right in Trust Fund or to Employment.  No person shall have
               ---------------------------------------
any rights in or to the Trust Fund, or any part thereof, or under the Plan, except as, and only to the extent, expressly provided for in the Plan. The establishment of the Plan, the granting of benefits and any action of any member of the Affiliated Group or any other person shall not be held or construed to confer upon any person any right to be continued as an Employee nor, upon dismissal, to confer any right or interest in the Trust Fund other than as provided herein. No provision of the Plan shall restrict the right of any member of the Affiliated Group to discharge any Employee at any time and for any reason.

          (f)  Competency To Handle Benefits.  If, in the opinion of the
               -----------------------------
Company, any person is unable to properly handle any property distributable to such person under the Plan, the Company may make any reasonable arrangement for the distribution of Plan benefits on such person's behalf that it determines will be beneficial to such person, including (without limitation) distribution to the person's guardian, conservator, spouse, dependent or parent.

          (g)  False or Erroneous Statements.  If any person makes any
               -----------------------------
statement which is false or erroneous, fails to state or furnish any material fact or information or fails to correct any such information which has been previously furnished to the Trustee, the Company or any other Participating Company, the benefits payable with respect to such person shall be adjusted, if necessary, upon the discovery of the accurate information. The amount of any payments theretofore made in reliance on incorrect information shall be recalculated, if necessary, and reasonable steps shall be taken to recover any overpayment, as the Company may determine.

          (h)  Effect of Re-Employment on Payment of Plan Benefit.  If a
               --------------------------------------------------
Participant is reemployed by any member of the Affiliated Group before his or her Plan Benefit has been distributed, distribution of his or her Plan Benefit shall not be made prior to the termination of his or her employment following re-employment.

          (i)  Governing Law.  This Plan shall be construed in accordance with
               -------------
ERISA and, to the extent not preempted by ERISA, the laws of the State of California.

          (j)  Beneficiary.  Each Participant shall, in the manner prescribed
               -----------
by the Company, designate a person or persons to be such Participant's "Beneficiary" to receive amounts payable under the Plan in the event of the death of the Participant. Notwithstanding the foregoing, a Former HP Participant's Beneficiary shall be the person(s) so designated by such Participant under the Hewlett-Packard TaxCAP until an initial beneficiary designation is made under the Plan. Any designation by a married Participant of a person other than his or her spouse as Beneficiary shall be effective only if his or her spouse consents in writing to such designation. Such consent shall acknowledge the effect of such designation and shall be witnessed by a representative of the Company (if available) or a notary public. The spouse may revoke such consent only in the event that the Participant changes his or her Beneficiary designation. Subject to the foregoing, a Participant may change his or her Beneficiary from time to time in accordance with procedures established by the Company. If the Participant has not designated a Beneficiary, or if the designated Beneficiary (or Beneficiaries) are not living at the time any payment is to be made hereunder, then (i) the spouse of the deceased Participant shall be his or her Beneficiary; or (ii) if the Participant has no spouse living at the time of such payment, his or her then living children shall be his or her Beneficiaries, in equal shares; or (iii) if the Participant has neither a spouse nor children living at the time of such payment, his or her then living parents shall be his or her Beneficiaries, in equal shares; or (iv) if none of the individuals described in (i) through (iii) are living at the time of such payment, his or her estate shall be his or her Beneficiary. Solely for purposes of the immediately preceding sentence, the term "spouse" shall include domestic partners. For such purposes, a "domestic partner" shall mean the person with whom the Participant has signed and filed a notarized declaration of domestic partnership form as prescribed by the Company or, prior to June 2, 2000, by Hewlett-Packard.

          (k)  Lost Participant or Beneficiary.  If the Company is unable to
               -------------------------------
locate a Participant or Beneficiary who is entitled to receive any property which constitutes all or part of a Plan Benefit, then the Company may (but need not) reallocate such property among other Participants. In the event that such Participant or Beneficiary thereafter makes a claim for such property, the Company shall reinstate such property (without income, gains or other adjustment) by making a special contribution to the Plan as soon as reasonably practicable after such claim is made. However, if any property which constitutes all or part of a Plan Benefit would have been lost by reason of escheat, then such property shall not be subject to reinstatement by the Company.

          (l)  Rollover From Qualified Trust.  With the consent of the
               -----------------------------
Company, and in the form and manner prescribed by the Company, an Eligible Employee may contribute all or any part of an "eligible rollover distribution" within the meaning of section 402(c)(4) of the Code to the Plan, through a rollover in accordance with section 402(c) of the Code, including a direct transfer in accordance with section 401(a)(31) of the Code and the regulations thereunder.

          (m)  Rollover From IRA.  With the consent of the Company, and in the
               -----------------
form and manner prescribed by the Company, an Eligible Employee may, within sixty (60) days after the date of receipt of a distribution from an individual retirement account which meets the requirements of section 408 and related sections of the Code, contribute all or any part of such distribution to the Plan; provided, however, that all or any part of such distribution may be contributed to the Plan only if no part of the distribution is attributable to any source other than a "rollover contribution," including a direct transfer made in accordance with the direct transfer provisions of section 401(a)(31) of the Code and the regulations thereunder, from an employees' trust described in section 401(a) of the Code which is exempt from tax under section 501(a) of such Code and the Eligible Employee establishes to the satisfaction of the Company that such condition has been met and that such distribution was made from an individual retirement account which, at the time of the distribution, met the requirements of section 408 and related sections of the Code.

          (n)  Return of Contributions.  Each contribution to the Plan by the
               -----------------------
Participating Companies is expressly conditioned on its deductibility under Code section 404. In the event a deduction for such contributions is disallowed in whole or in part, the amount disallowed (reduced by any losses incurred with respect to such amount) shall be returned to the Participating Companies within one (1) year after the disallowance of the deduction. In addition, if a Participating Company makes any contribution because of a mistake of fact, then the amount contributed because of the mistake (reduced by any losses incurred with respect to such amount) may be returned to such Participating Company within one (1) year after the contribution was made.

          (o)  Voting Rights.  Voting rights of Participants with respect to
               -------------
Stock and HP Stock shall be governed by the terms of the Trust Agreement.

          (p)  Compliance With USERRA.  Notwithstanding any other provision of
               ----------------------
the Plan to the contrary, with regard to an Employee who after serving in the uniformed services is reemployed on or after December 12, 1994, within the time required by the Uniformed Services Employment and Reemployment Rights Act of 1994, as amended ("USERRA"), contributions, benefits and service credit shall be provided under the Plan with respect to his or her qualified military service (as defined in section 414(u)(5) of the Code) in accordance with section 414(u) of the Code.

    SECTION 14.   FIDUCIARY RESPONSIBILITIES AND PLAN ADMINISTRATION.
    -----------   ----------------------------------------------------

          (a)  Named Fiduciary for Plan Administration.  The Company is the
               ---------------------------------------
named fiduciary which has the discretionary authority to control and manage the operation and administration of the Plan, and is the "administrator" of the Plan and the "plan sponsor" as such terms are used in ERISA. The Company shall make such rules, regulations, interpretations and computations and shall take such other action to administer the Plan as it may deem appropriate in its sole discretion. In administering the Plan, the Company shall act in a nondiscriminatory manner to the extent required by section 401 and related sections of the Code and shall at all times discharge its duties with respect to the Plan in accordance with the standards set forth in section 404(a)(1) of ERISA.

          (b)  Named Fiduciary for Management of Plan Assets.  The Company is
               ---------------------------------------------
the named fiduciary with respect to the control and management of the assets of the Plan only to the extent of (i) having the duty to appoint one (1) or more trustees to hold the assets of the Plan in trust and to enter into a trust agreement with each such trustee with respect to the assets held in trust thereunder, (ii) having the authority to remove any trustee so appointed and to appoint one (1) or more successor trustees, (iii) having the authority to select any broker, dealer or private seller through or from which a purchase of Stock or HP Stock is made, (iv) having the authority to appoint one (1) or more Investment Managers and to enter into a contract with each such Investment Manager with respect to the management of such assets as are to be subject to the management of such Investment Manager, and (v) having the duty to carry out the funding policy and method as provided in Section 15.

          (c)  Service in Several Fiduciary Capacities.  Nothing herein shall
               ---------------------------------------
prohibit any person or group of persons from serving in more than one (1) fiduciary capacity with respect to the Plan (including service both as Plan administrator and trustee).

          (d)  Duties and Responsibilities of the Plan Administrator.  The
               -----------------------------------------------------
duties and responsibilities of the Company under the Plan (which are not delegated pursuant to Section 14(e)) shall be carried out on its behalf by its directors, officers, employees and agents, acting in their capacities as directors, officers, employees, and agents and not as individual fiduciaries. The Company may engage the services of such persons or organizations to render advice or perform services with respect to its duties and responsibilities under the Plan as it may determine to be necessary or appropriate. Such persons or organizations may include, but shall not be limited to, actuaries, attorneys, accountants, administrators and consultants.

          (e)  Delegation of Fiduciary Responsibilities.  In lieu of carrying
               ----------------------------------------
out any of its fiduciary responsibilities under the Plan (pursuant to Section 14(d)), the Company may delegate its fiduciary responsibilities (except "trustee responsibilities" as defined in section 405(c)(3) of ERISA) to any person or persons pursuant to a written contract with such other person which specifies the fiduciary responsibilities so delegated. Except as provided in Section 17 (Review Procedure), however, the Company is specifically prohibited from designating any of its directors, officers or employees as a fiduciary and from delegating to any such individual any of the Company's fiduciary responsibilities under the Plan.

    SECTION 15.  FUNDING POLICY AND METHOD.
    -----------  --------------------------

          (a)  Contributions.  The Company shall cause the Participating
               -------------
Companies to make Deferred Contributions and Regular Company Contributions required pursuant to Sections 3, 4 and 5.

          (b)  Expenses of the Plan and Trust.  The Participating Companies
               ------------------------------
shall pay all expenses of the Plan and Trust, except such expenses as are paid out of the Trust Fund pursuant to the Company's direction or the terms of the Trust Agreement. The Company shall have complete and unfettered discretion to determine whether an expense of the Plan or Trust shall be paid by the Participating Companies or out of the Trust Fund, and this section 15(b) shall not be construed to require the Participating Companies to pay any portion of the expenses of the Plan and Trust that the Company has directed be paid from the Trust Fund. The Company's discretion and authority to direct the Trust Fund to pay any reasonable expenses of the Plan and Trust shall not be limited in any way by any prior decision or act, whether repeated or sporadic, by the Company and other Participating Companies to pay any or all expenses of the Plan and Trust.

          (c)  Cash Requirements.  If determined necessary, from time to time,
               -----------------
the Company shall estimate the benefits and administrative expenses to be paid out of the Trust Fund during the period for which such estimate is made and shall also estimate the Deferred Contributions and Regular Company Contributions to be made to the Plan during such period by the Participating Companies. The Company shall inform the Trustee of the estimated cash needs of the Plan during the period for which such estimates are made. Such estimates shall be made on an annual, quarterly, monthly or other basis as the Company shall determine.

          (d)  Independent Accountant.  The Company shall engage an
               ----------------------
independent qualified public accountant to conduct such examinations and to render such opinions as may be required by section 103(a)(3) of ERISA. The Company may remove and discharge the person so engaged, but in such case it shall engage a successor independent qualified public accountant to perform such examinations and to render such opinions.

    SECTION 16.  CLAIMS PROCEDURE.
    -----------  -----------------

          (a)  Claims for Benefits.
               -------------------

               (i)   No Payment Without Claim.  Except for the cashout of Plan
                     ------------------------
Benefits pursuant to Sections 10(b) and (c), no Plan Benefit will be paid to or on behalf of a Participant under the Plan until the Participant (or the Participant's Beneficiary or an alternate payee) has made a claim for benefits in the manner prescribed by the Company which contains all information which may be required to determine the amount of any payment due hereunder. If the claim for benefits is in good form, the Trustee shall distribute Plan Benefits as soon as administratively practicable after the claim is received.

               (ii)  Prescribed Manner of Claims; Address.  All claims for
                     ------------------------------------
benefits under the Plan must be made in the manner prescribed by the Company. All inquiries concerning benefits under the Plan shall be submitted to the Company and shall be addressed as follows: "Agilent Technologies, Inc., Plan Administrator under the Agilent Savings Accumulation Plan, 395 Page Mill Road, Palo Alto, CA 94306."

          (b)  Denial of Claims.  In the event any claim for benefits or
               ----------------
application for a loan or withdrawal is denied, in whole or in part, the Company (or its designee) shall notify the claimant of such denial in writing and shall advise the claimant of his or her right to appeal the denial. Such written notice shall set forth, in a manner calculated to be understood by the claimant, specific reasons for the denial, specific references to the Plan provisions on which the denial is based, a description of any information or material necessary for the claimant to perfect his or her claim, an explanation of why such material is necessary and an explanation of the Plan's review procedure. Such written notice shall be given to the claimant within ninety (90) days after the Company receives his or her claim, unless special circumstances require additional time for processing. If additional time for processing is required, written notice shall be furnished to the claimant prior to the termination of the initial ninety (90) day period. Such notice shall indicate the special circumstances requiring the extension of time and the date by which the Company expects to render its decision on the claim for benefits or application for a loan or withdrawal. If a claimant has not received written notice that additional time is required for processing his or her claim or application within ninety (90) days of the date it is received by the Company, the claim or application shall be deemed to have been denied and the claimant shall be permitted to appeal such denial in accordance with the review procedure described in Section 17. If a claimant receives proper and timely notice that additional time is required for processing his or her claim or application, but does not receive written notice of the Company's decision with respect to the claim or application within one hundred eighty (180) days after the date the claim or application is received by the Company, the claim or application shall be deemed to have been denied and the claimant shall be permitted to appeal such denial in accordance with the review procedure described in Section 17.

    SECTION 17.  REVIEW PROCEDURE.
    -----------  -----------------

          (a)  Appointment of Review Panel.  The Company shall appoint a
               ---------------------------
"Review Panel" which shall consist of three (3) or more individuals who may (but need not) be employees of the Company. The Review Panel shall be the named fiduciary which shall have discretionary authority to act with respect to appeals from denials of claims for benefits or applications for loans or withdrawals under the Plan.

          (b)  Right To Appeal.  Any person whose claim for benefits or
               ---------------
application for a loan or withdrawal is denied (or deemed denied), in whole or in part, or such person's authorized representative, may appeal from the denial by submitting a written request for review of the claim to the Review Panel within sixty (60) days after receiving written notice of the denial (or, in the case of a deemed denial, within sixty (60) days after the date the claim or application is deemed denied). The Company shall give the claimant (or the claimant's representative) an opportunity to review pertinent documents in preparing a request for review.

          (c)  Form of Request for Review.  A request for review must be made
               --------------------------
in writing and shall be addressed as follows: "Review Panel under the Agilent Savings Accumulation Plan, 395 Page Mill Road, Palo Alto, CA 94306." A request for review shall set forth all of the grounds upon which it is based, all facts in support thereof and any other matters which the claimant deems pertinent. The Review Panel may require the claimant to submit such additional facts, documents or other material as it may deem necessary or appropriate in making its review.

          (d)  Time for Review Panel Action.  The Review Panel shall act upon
               ----------------------------
each request for review within sixty (60) days after receipt thereof, unless special circumstances require additional time for review. If additional time for review is required, written notice shall be furnished to the claimant prior to the end of the initial sixty (60) day period, indicating the date by which the Review Panel expects to render its decision on his or her request for review. In no event shall the decision of the Review Panel be rendered more than one hundred twenty (120) days after it receives a claimant's request for review.

          (e)  Review Panel Decision.  Within the time prescribed by Section
               ---------------------
17(d), the Review Panel shall give written notice of its decision to the claimant and the Company. In the event the Review Panel confirms the denial of the claim for benefits or the application for a loan or withdrawal, in whole or in part, such notice shall set forth, in a manner calculated to be understood by the claimant, specific reasons for such denial and specific references to the Plan provisions on which the decision was based. In the event that the Review Panel determines that the claim for benefits or the application for a loan or withdrawal should not have been denied, in whole or in part, the Company shall take appropriate remedial action as soon as reasonably practicable after receiving notice of the Review Panel's decision. If a claimant has not received written notice that additional time is required for review within sixty (60) days of the date his or her request for review is received by the Review Panel, the claim or application shall be deemed to have been denied on review. If a claimant receives proper and timely notice that additional time is required for review, but does not receive written notice of the Review Panel's decision with respect to his or her claim within one hundred twenty (120) days after the date the Review Panel receives the request for review, the claim or application shall be deemed to have been denied on review.

          (f)  Rules and Procedures.  The Review Panel shall establish such
               --------------------
rules and procedures, consistent with the Plan and with ERISA, as it may deem necessary or appropriate in carrying out its responsibilities under this Section
17. The Review Panel may require a claimant who wishes to submit additional information in connection with an appeal from the denial of benefits to do so at his or her own expense.

          (g)  Exhaustion of Remedies.  No legal or equitable action for
               ----------------------
benefits under the Plan shall be brought unless and until the claimant: (i) has submitted a claim (in the manner prescribed by the Company) for benefits or application for a loan or withdrawal in accordance with Section 16; (ii) has been notified that the claim or application is denied (or the claim or application is deemed denied) as provided in Section 16(b); (iii) has filed a written request for a review of the claim or application in accordance with this
Section 17; and (iv) has been notified in writing that the Review Panel has affirmed the denial of the claim or application (or the claim or application is deemed to have been denied on review) as provided in Section 17(e).

     SECTION 18.   AMENDMENT AND TERMINATION OF THE PLAN.
     -----------  ---------------------------------------

          (a)  Future of the Plan.  The Company reserves the right to amend or
               ------------------
terminate the Plan at any time.

          (b)  Limitation on Amendments.  No amendment of the Plan shall (i)
               ------------------------
reduce the benefits of any Participant accrued under the Plan prior to the date the amendment is adopted, except to the extent that a reduction in accrued benefits may be permitted by ERISA nor (ii) divert any part of the assets of the Trust Fund to purposes other than the exclusive purposes of providing benefits to Participants and Beneficiaries who have an interest in the Plan and defraying the reasonable expenses of administering the Plan.

          (c)  Termination of the Plan.  Upon the termination of the Plan (or
               -----------------------
upon the complete discontinuance of Deferred Contributions and Regular Company Contributions to the Plan), no part of the Trust Fund shall revert to the Participating Companies nor be used for or diverted to purposes other than the exclusive purposes of providing benefits to Participants and Beneficiaries who have an interest in the Plan and defraying the reasonable expenses of administering the Plan. Upon the termination of the Plan (or upon the complete discontinuance of Deferred Contributions and Regular Company Contributions to the Plan), the Trust shall continue until the Trust Fund has been distributed to the affected Participants as provided in Section 18(e).

          (d)  Obligations Upon Termination of the Plan.  Notwithstanding any
               ----------------------------------------
other provision of the Plan to the contrary, the Participating Companies shall have no obligation to continue making Deferred Contributions or Regular Company Contributions to the Plan after the termination thereof. Except as otherwise provided in ERISA, no Participating Company nor any other person shall have any liability or obligation to provide benefits hereunder after such termination. Upon the termination of the Plan, Participants and Beneficiaries shall obtain benefits solely from the Trust Fund. Upon a partial termination of the Plan, this Section 18(d) shall apply only with respect to those Participants and Beneficiaries who are affected by such partial termination.

          (e)  Allocation of Trust Fund Upon Termination of the Plan.  Upon the
               -----------------------------------------------------
termination of the Plan (or upon the complete discontinuance of Deferred Contributions and Regular Company Contributions to the Plan), the Plan Benefit of each Participant shall be distributed, as the Company shall direct, to or on behalf of the Participant or his or her Beneficiary or continued in trust until distributed in accordance with the terms of the Plan; provided, however, that the assets of the Trust Fund shall be allocated in accordance with section 403(d)(1) of ERISA. Upon a partial termination of the Plan, this Section 18(e) shall apply only with respect to those Participants and Beneficiaries who are affected by such partial termination.

    SECTION 19.  DEFINITIONS.
    -----------  ------------

          (a) "Accounts" means, to the extent applicable to a Participant, one or more of the accounts set forth in Section 7(a).

          (b) "Affiliate" means any entity (whether corporation, partnership, joint venture or other entity) a substantial percentage of the equity interest of which is owned by the Company, by one or more Subsidiaries, or by the Company together with one or more Subsidiaries and which has been designated by the Company as an Affiliate for purposes of the Plan.

          (c) "Affiliated Group" means the Company, each Subsidiary and each Affiliate.

          (d)  "Beneficiary" means the person or persons described in
Section 13(j).

          (e) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

          (f) "Company" means Agilent Technologies, Inc., a Delaware corporation.

          (g) "Covered Compensation" means the regular wage or salary received by a Participant from a Participating Company, determined without regard to any Deferred Contributions made pursuant to Section 3, and without regard to any deferrals made pursuant to section 125 of the Code under the Agilent Technologies, Inc. Cafeteria Plan, and shall include commissions and shift differentials, pay for flexible time off, sick leave, vacation, jury duty, bereavement and other approved paid time off, and other payments classified as Covered Compensation pursuant to the Company's payroll practices. Covered Compensation shall not include any compensation paid to a Participant for periods during which he or she is not an

Eligible Employee, nor any compensation paid for periods after the last day of the month in which he or she ceases to be an Employee, nor overtime or other premium pay, compensation for work in excess of the regular work week, bonuses or incentive pay, severance pay, cash profit-sharing payments, sick leave payments payable as a lump sum, the Company contribution to the Agilent Technologies, Inc. Employee Stock Purchase Plan, nor other special compensation of any kind.

          Covered Compensation shall not exceed $170,000 (as adjusted by the Commissioner of Internal Revenue for increases in the cost of living in accordance with sections 401(a)(17) and 415(d) of the Code) for a Plan Year. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12. Notwithstanding the above, for purposes of this definition, the Company may elect to restrict the amount of a Participant's Covered Compensation in accordance with section 401(a)(17) at the end of a Plan Year, rather than throughout the Plan Year.

          (h) "Deferred Contributions" means amounts contributed to the Plan by the Participating Companies on behalf of Participants pursuant to Section 3 and, with respect to Former HP Participants, their "deferred contributions" as of June 1, 2000 under the Hewlett-Packard TaxCAP.

          (i) "Deferred Contribution Accounts" means, to the extent applicable to a Participant, one or more of the Deferred Contribution Accounts described in
Section 7(a), to which the Deferred Contributions made on the Participant's behalf are credited.

          (j) "Distribution Date" means the date the Company is no longer a member of the Hewlett-Packard controlled group of corporations (within the meaning of section 1563(a) of the Code).

          (k) "Eligible Employee" means any Employee of a Participating Company, other than: (i) an Employee whose employment is covered by a collective bargaining agreement (unless such agreement expressly provides for participation in the Plan); (ii) an Employee who is eligible for and receiving benefits under the Agilent Technologies, Inc. Income Protection Plan on account of a period of disability in excess of ninety (90) days; (iii) an Employee who is a nonresident alien with respect to the United States and who derives no earned income from a United States source (unless such Employee has been designated as an Eligible Employee by the Company); (iv) an Employee who is a United States citizen working outside the United States, unless he or she is on a United States payroll; (v) an Employee who is a resident of Puerto Rico; (vi) an Employee who is deemed to be an employee of a member of the Affiliated Group pursuant to section 414(n) of the Code but who is not in fact a common-law employee of such member of the Affiliated Group; (vii) an Employee who is "On-Call," "On-Contract," or on "Short Term Programs Employment Status"; (viii) any individual who is subject to a written agreement that provides that such individual shall not be eligible to participate in the Plan; (ix) any individual who is not classified by a member of the Affiliated Group as an Employee

(but, for example, is classified as an "independent contractor") even if such individual is later determined to be an Employee; and (x) any Employee or group of Employees designated by the Executive Committee of the Board of Directors of the Company as ineligible to participate in the Plan. An Eligible Employee shall be deemed to remain an Eligible Employee throughout any period of military service, if such Employee returns to active employment with a member of the Affiliated Group while his or her reemployment rights are protected by law. An individual's status as an Eligible Employee shall be determined by the Company in its sole discretion and such determination shall be conclusive and binding on all persons.

          (l) "Employee" means any individual employed by any member of the Affiliated Group.

          (m) "ERISA" means the Employee Retirement Income Security Act of 1974, as it may be amended from time to time.

          (n) "Former HP Participant" means any individual (i) who is entitled to a benefit under the Hewlett-Packard TaxCAP as of June 1, 2000 and (ii) who is either (A) an Employee on June 2, 2000 or (B) a former employee of Hewlett-Packard or the Company identified in the records of Hewlett-Packard and the Company as an individual associated with the business of the Company prior to June 2, 2000.

          (o) "Funds" means, to the extent applicable, one or more of the eighteen investment funds described in Section 8(a).

          (p) "Hewlett-Packard" means Hewlett-Packard Company, a Delaware corporation.

          (q) "Hewlett-Packard TaxCAP" means the Hewlett-Packard Company Tax Saving Capital Accumulation Plan.

          (r) "HP Stock" means the common stock of Hewlett-Packard, par value one cent ($.01).

          (s) "HP Stock Account" means, to the extent applicable to a Participant who is a Former HP Participant, the HP Stock Account described in
Section 7(a), to which the HP Stock credited to the Participant under the Hewlett-Packard TaxCAP was transferred as of June 2, 2000.

          (t) "Investment Manager" means a person who is appointed by the Company to direct the investment and reinvestment of all or any part of the Trust Fund pursuant to Section 14(b), whether or not such person is an "investment manager" as such term is defined in section 3(38) of ERISA.

          (u) "Loan Account" means the account established for a Participant under Section 12(d) from which all loan amounts are disbursed to the Participant and to which are credited all payments in satisfaction of the Participant's loan obligations to the Plan.

          (v) "Minimum Company Contributions" means amounts contributed to the Plan by the Company on behalf of Participants in accordance with the provisions of Section 5.

          (w) "Participant" means any individual who is accruing benefits under the Plan or who is receiving or entitled to receive benefits under the Plan. "Participant" shall also include an alternate payee for whom a separate account is established.

          (x) "Participating Company" means the Company and each member of the Affiliated Group which has been designated as a Participating Company by the Company and which has accepted such designation by action of its board of directors.

          (y) "Payday" means the sixth (6th) and twenty-first (21st) day of each month or the Company's last business day immediately preceding such dates.

          (z) "Plan" means the Agilent Savings Accumulation Plan, as set forth herein and as it may be amended from time to time.

          (aa) "Plan Benefit" means the benefit payable to a Participant or Beneficiary, determined under Section 10.

          (bb)  "Plan Year" means the calendar year.

          (cc) "Quarter" means a fiscal quarter ending January 31, April 30, July 31 or October 31, as appropriate.

          (dd) "Regular Company Contributions" means amounts contributed to the Plan by the Participating Companies on behalf of Participants pursuant to
Section 4 and, with respect to Former HP Participants, their "regular company contributions" as of June 1, 2000 under the Hewlett-Packard TaxCAP.

          (ee) "Regular Company Contribution Accounts" means, to the extent applicable to a Participant, one or more of the Regular Company Contribution Accounts described in Section 7(a), to which the Regular Company Contributions made on the Participant's behalf are credited.

          (ff) "Required Beginning Date" means, with respect to a Participant, the latest date by which Plan benefits may commence to the Participant. With regard to a Participant who is not a five-percent (5%) owner, such date shall be the April 1 that next follows the later of (A) the calendar year in which the Participant attains age seventy and one-half (70 1/2), or (B) the calendar year in which the Participant's employment by the Affiliated Group terminates. With regard to a Participant who is a five-percent (5%) owner, such date shall be the April 1 that next follows the calendar year in which the Participant attains age seventy and one-half (70 1/2).

          For purposes of this Section 19(z), a Participant shall be considered a five-percent (5%) owner if the Participant is a five-percent (5%) owner determined in accordance with section 416 of the Code but without regard to whether the Plan is top-heavy and taking into account any modifications under section 401(a)(9) of the Code.

          (gg) "Rollover Accounts" means, to the extent applicable to a Participant, one or more of the Rollover Accounts described in Section 7(a) established pursuant to Section 13(l) or 13(m), to which the Participant's rollover or transfer contributions are credited and, with respect to Former HP Participants, their "rollover accounts" as of June 1, 2000 under the Hewlett-Packard TaxCAP.

          (hh) "Stock" means the common stock of Agilent Technologies, Inc., par value one cent ($.01).

          (ii) "Subsidiary" means any corporation with respect to which the Company, one or more Subsidiaries, or the Company together with one or more Subsidiaries own not less than eighty percent (80%) of the total combined voting power of all classes of stock entitled to vote or not less than eighty percent (80%) of the total value of all shares of all classes of stock. For purposes of
Section 6, the phrase "more than fifty percent (50%)" shall be substituted for the phrase "not less than eighty percent (80%)" wherever the latter phrase occurs in the preceding sentence.

          (jj) "Trust Agreement" means that certain trust agreement made by and between the Company and Fidelity Management Trust Company, as it may be amended from time to time, providing for the receipt and investment of contributions under the Plan, and any successor or additional trust agreement between the Company and a Trustee or Trustees. To the extent not inconsistent, the terms of the Trust Agreement are incorporated herein by reference.

          (kk) "Trustee" means Fidelity Management Trust Company, and any successor or additional trustee or trustees appointed pursuant to the Trust Agreement. "Trust Fund" means the trust fund established pursuant to the Trust Agreement.

          (mm)  "Trust" means the trust established by the Trust Agreement.

          (nn) "Valuation Date" means each business day the New York Stock Exchange is open.

    SECTION 20.   EXECUTION.
    -----------  -----------

          To record the adoption of the Plan to read as set forth herein, the Company has caused its authorized officer to affix the Company's name and seal hereto this ____ day of _____________________ effective as of June 2, 2000 (unless otherwise noted herein).

                                    AGILENT TECHNOLOGIES, INC.



                                    By  __________________________________
                                           Robert R. Walker
                                           Executive Vice President
                                           and Chief Financial Officer

                                  APPENDIX A
                                  ----------


                             TOP-HEAVY PROVISIONS
                             --------------------

        (a)  Determination of Top-Heavy Status. Notwithstanding any other
             ---------------------------------
provisions of the Plan to the contrary, the following provisions shall become effective for any Plan Year in which the Plan is a "Top-Heavy Plan." The Plan shall be considered a Top-Heavy Plan for a Plan Year if, as of the Determination Date for such Plan Year, the Top-Heavy Ratio for the Aggregation Group exceeds 60 percent.

        (b)  Minimum Allocations. Notwithstanding any other provision of the
             -------------------
Plan to the contrary, for any Plan Year during which the Plan is a Top-Heavy Plan, Regular Company Contributions allocated on behalf of any Participant who is employed on the last day of the Plan Year and who is not a Key Employee shall not be less than a percentage of the Participant's Total Compensation equal to the lesser of (A) three percent, or (B) the percentage equal to the largest percentage that any Key Employee for that Plan Year receives of Regular Company Contributions and Deferred Contributions allocated on behalf of that Key Employee's Total Compensation for that Plan Year as limited by (c) below. Notwithstanding any other provision of the Plan to the contrary, Regular Company Contributions allocated on behalf of any Participant who is not a Key Employee that are used to satisfy the minimum allocation requirement of this Paragraph
(b) shall not be included in such Participant's Aggregate 401(m) Contributions as defined in Section 1 of Appendix B.

        (c)  Definitions. For purposes of this Appendix A, the following
             -----------
definitions shall apply:

             (i)   "Aggregation Group" means a group of qualified plans
                    -----------------
consisting of:

                  (A) Each plan of the Affiliated Group in which a Key Employee participates; and each other plan of the Affiliated Group which enables any plan in which a Key Employee participates to meet the requirements of sections 401(a)(4) or 410 of the Code; or

                  (B) All plans of the Affiliated Group included under (A) above plus, at the election of the Company, one or more additional plans of the Affiliated Group that satisfy the requirements of sections 401(a)(4) and 410 of the Code when considered together with the plans included under (A) above.

             (ii)  "Determination Date" means the last day of the preceding Plan
                   ------------------
Year. The Valuation Date applicable to such Determination Date shall be the Valuation Date coinciding with or immediately preceding such Determination Date.

             (iii) "Key Employee" means a key employee as defined by section
                    ------------
416(i) of the Code and the regulations thereunder.

             (iv) "Super Top-Heavy Plan" means a Top-Heavy Plan for which the
                   --------------------
Top-Heavy Ratio exceeds 90 percent.

             (v)  "Top-Heavy Ratio" means the top-heavy ratio of the Aggregation
                   ---------------
Group as computed in accordance with section 416(g) of the Code and the regulations thereunder.

             (vi) "Total Compensation" means the compensation of the Participant
                   ------------------
from the Company and each Subsidiary for the Plan Year, determined in accordance with section 1.415-2(d)(11)(i) of the Treasury Regulations including elective deferrals (within the meaning of section 402(g)(3) of the Code) and any amount which is contributed or deferred by the Company or a Subsidiary at the election of the Participant and which is not includable in the gross income of the Participant by reason of section 125 of the Code.

             Total Compensation shall not exceed $170,000 (as adjusted by the Commissioner of Internal Revenue for increases in the cost of living in accordance with sections 401(a)(17) and 415(d) of the Code) for a Plan Year.

             Capitalized terms used in this Appendix A that are not defined herein shall have the same meaning as those terms do in the Plan.

                                   APPENDIX B
                                   ----------

                          LIMITATIONS ON CONTRIBUTIONS
                          ----------------------------

     SECTION 1.  DEFINITIONS
     ----------  -----------

        (a) "ACP Test" means the average contribution percentage test as described in Section 3(a) of this Appendix B and as set forth in section 401(m)(2) of the Code and section 1.401(m)-1 of the Treasury Regulations.

        (b) "Actual Contribution Percentage" means the ratio, expressed as a percentage and computed to the nearest one-hundredth of one percent, of the Participant's Aggregate 401(m) Contributions for the Plan Year to the Participant's Section 414(s) Compensation for the Plan Year.

        (c) "Actual Deferral Percentage" means the ratio, expressed as a percentage and computed to the nearest one-hundredth of one percent, of the Participant's Aggregate 401(k) Contributions for the Plan Year to the Participant's Section 414(s) Compensation for the Plan Year.

        (d) "ADP Test" means the average deferral percentage test as described in Section 2(b) of this Appendix B and as set forth in section 401(k)(3) of the Code and section 1.401(k)-1 of the Treasury Regulations.

        (e) "Aggregate 401(k) Contributions" means, for any Plan Year, the sum of (i) a Participant's Deferred Contributions for the Plan Year and, to the extent the amounts are not included in the ACP Test, the Company elects to aggregate all or a portion of such amounts for purposes of the ADP Test and, provided further, the amounts satisfy the requirements of section 1.401(k)- 1(b)(5) of the Treasury Regulations, (ii) the Regular Company Contributions (if such Regular Company Contributions otherwise qualify as Qualified Matching Contributions) and Qualified Nonelective Contributions allocated to the Participant's Account as of a date within the Plan Year.

        Notwithstanding the preceding paragraph, a Participant's Aggregate 401(k) Contributions shall not include (i) Deferred Contributions that are distributed to the Participant to correct Excess Deferrals, provided he or she is a Nonhighly Compensated Employee and the Excess Deferrals are solely attributable to his or her Deferred Contributions to the Plan and elective deferrals (as defined in section 402(g)(3) of the Code) under all other plans, contracts or arrangements maintained by a member of the Affiliated Group, (ii) Deferred Contributions that are included in the ACP Test (provided the ADP Test is satisfied both with and without these Deferred Contributions), and (iii) Deferred Contributions that are distributed to the Participant to correct an excess Annual Addition.

        (f) "Aggregate 401(m) Contributions" means, for any Plan Year, the sum of (i) the Regular Company Contributions allocated to the Participant's Account as of a date within the Plan Year and, to the extent the amounts are not included in the ADP Test, the Company elects to aggregate all or a portion of such amounts for purposes of the ACP Test and, provided further, the amounts satisfy the requirements of section 1.401(m)-1(b)(5) of the Treasury Regulations, (ii) a Participant's Deferred Contributions for the Plan Year and the Qualified Nonelective Contributions allocated to the Participant's Account as of a date within the Plan Year.

        Notwithstanding the preceding paragraph, a Participant's Aggregate 401(m) Contributions shall not include (i) Regular Company Contributions that are forfeited from the Participant's Account because the Regular Company Contribution is attributable to Deferred Contributions that are distributed to the Participant to correct Excess Deferrals, Excess Contributions or an excess Annual Addition and (ii) Regular Company Contributions that are forfeited from the Participant's Account to correct an excess Annual Addition.

        (g) "Annual Deferral Limit" means, for any calendar year, the maximum dollar limit in effect under section 402(g) of the Code (as adjusted by the Commissioner of Internal Revenue for increases in the cost of living in accordance with sections 402(g)(5) and 415(d) of the Code), applicable to the sum of a Participant's Deferred Contributions and other elective deferrals (as defined in section 402(g)(3) of the Code) which amount for the calendar year beginning January 1, 2000 is $10,500.

        (h) "Average Contribution Percentage" means the average, computed to the nearest one-hundredth of one percent, of the Actual Contribution Percentages (including zero percentages) for Participants within the specified group.

        (i) "Average Deferral Percentage" means the average, computed to the nearest one-hundredth of one percent, of the Actual Deferral Percentages (including zero percentages) for Participants within the specified group.

        (j) "Current Year Testing Method" means, for any Plan Year, the use of the Plan Year's Average Deferral Percentage for the Plan Year's NHCE Group for purposes of performing the Plan Year's ADP Test and/or the use of the Plan Year's Average Contribution Percentage for the Plan Year's NHCE Group for purposes of performing the Plan Year's ACP Test.

        (k) "Excess Aggregate Contributions" means the amount by which the Aggregate 401(m) Contributions of Highly Compensated Employees are reduced pursuant to Section 3(c) of this Appendix B.

        (l) "Excess Contributions" means the amount by which the Aggregate 401(k) Contributions of Highly Compensated Employees are reduced pursuant to
Section 2(d) of this Appendix B.

        (m) "Excess Deferrals" means the amount of a Participant's Deferred Contributions and other elective deferrals (as defined in section 402(g)(3) of the Code) that exceed the Annual Deferral Limit.

        (n) "HCE Group" means, for any Plan Year, the group of Highly Compensated Employees who are eligible to contribute or have amounts contributed on their behalf for the respective Plan Year (including a Participant who is otherwise eligible but who may be suspended from making or receiving contributions by reason of withdrawing from his or her Accounts).

        (o)  "Highly Compensated Employee" means an Employee who:

             (i) At any time during the year or the preceding year, was a five-percent (5%) owner (as defined in section 416(i)(1) of the Code taking into account the attribution rules as defined in section 318(a) of the Code); or

             (ii) For the preceding year, received Total Compensation of more than $80,000 (as adjusted by the Commissioner of Internal Revenue for increases in the cost of living in accordance with sections 414(q)(1) and 415(d) of the
Code) and was in the Top-Paid Group of Employees for such preceding year.

        For this purpose, the particular year of the Plan (the Plan Year) for which a determination is being made is the determination year and the preceding year (the prior Plan Year) is the look-back year.

        A former Employee who separated from service (or is deemed to have separated) prior to the determination year, performs no service for a member of the Affiliated Group during the determination year and was a highly compensated employee, in accordance with section 414(q) of the Code as then in effect, in either his or her separation year or any determination year ending on or after his or her 55th birthday, shall be treated as a Highly Compensated Employee.

        The determination of who is a Highly Compensated Employee, including the determinations of the number and identity of Employees in the Top-Paid Group, will be made in accordance with section 414(q) of the Code.

        The Company may elect to modify the method described in this Section 1(o) for defining "Highly Compensated Employee" by electing to apply the $80,000 limit described above without regard to whether an Employee is in the Top-Paid Group subject to the consistent application of this election to the extent required by IRS Notice 97-45 or any superseding guidance provided in a ruling, notice, or other document of general applicability issued under the authority of the Commissioner of Internal Revenue.

        (p)  "Multiple-Use Test" means the multiple-use test as described in
Section 4(b) of this Appendix B and as set forth in section 401(m)(9) of the Code and section 1.401(m)-2 of the Treasury Regulations.

        (q) "NHCE Group" means, for any Plan Year, the group of Nonhighly Compensated Employees who are eligible to contribute or have amounts contributed on their behalf for the respective Plan Year (including a Participant who is otherwise eligible but who may be suspended from making or receiving contributions by reason of withdrawing from his or her Accounts).

        (r) "Nonhighly Compensated Employee" means, for any Plan Year, an Employee who is not a Highly Compensated Employee.

        (s) "Participant" means, for any Plan Year, an Eligible Employee who is eligible to contribute or have amounts contributed on his or her behalf for the respective Plan Year.

        (t) "Plan" means, for purposes of Article 2 of this Appendix B, the 401(k) portion of the Plan and for purposes of Article 3 of this Appendix B, the 401(m) portion of the Plan. Otherwise the term Plan has the meaning set forth in
Section 19(t) of the Plan.

        (u) "Plan Coverage Change" means, for any Plan Year, a change in the group of Eligible Employees covered under the Plan by reason of (i) an amendment to the Plan, (ii) a Plan merger, consolidation or spin-off under section 414(l) of the Code, (iii) a change in the way the Plan is aggregated or disaggregated for purposes of performing the ADP Test or ACP Test, or (iv) a combination of any of the foregoing.

        (v) "Prior Year Testing Method" means, for any Plan Year, the use of the preceding Plan Year's Average Deferral Percentage for the preceding Plan Year's NHCE Group for purposes of performing the Plan Year's ADP Test and/or the use of the preceding Plan Year's Average Contribution Percentage for the preceding Plan Year's NHCE Group for purposes of performing the Plan Year's ACP Test.

        (w) "Qualified Matching Contributions" means matching contributions that satisfy the requirements of sections 1.401(k)-1(c) and (d) of the Treasury Regulations, as though the matching contributions were elective contributions under section 401(k)(2) of the Code thereby requiring that the matching contributions satisfy the vesting requirements of section 1.401(k)-1(c) of the Treasury Regulations and be subject to the distribution requirements of section 1.401(k)-1(d) of the Treasury Regulations.

        (x) "Qualified Nonelective Contributions" means employer contributions, other than Deferred Contributions and Regular Company Contributions, that satisfy the requirements of sections 1.401(k)-1(c) and (d) of the Treasury Regulations, as though the employer contributions were elective contributions under section 401(k)(2) of the Code thereby requiring that the employer contributions satisfy the vesting requirements of section 1.401(k)-1(c) of the Treasury Regulations and be subject to the distribution requirements of section 1.401(k)-1(d) of the Treasury Regulations.

        (y) "Section 414(s) Compensation" means, any one of the following definitions of compensation received by an Eligible Employee while a Participant during the Plan Year from a member of the Affiliated Group:

             (i)  Compensation that includes the following items:

                  A. Wages, salaries, fees for professional service and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered to the extent that the amounts are includable in gross income (including, but not limited to, commissions paid salesmen, compensation for services on the basis of percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, and reimbursements and other expense allowances under a nonaccountable plan (as described in section 1.62-2(c) of the Treasury Regulations), and determined without regard to the exclusions from gross income in sections 931 and 933 of the Code.

                  B. Earned income (as described in section 401(c)(2) of the Code and the regulations thereunder).

                  C. Foreign earned income (as defined in section 911(b) of the Code), whether or not excludable from gross income under section 911 of the Code.

                  D. Amounts described in sections 104(a)(3), 105(a) and 105(h) of the Code, but only to the extent that these amounts are includable in gross income.

                  E. Amounts paid or reimbursed for moving expenses incurred by the Employee, if at the time of payment or reimbursement it is reasonable to believe that the amounts are deductible by the Employee under section 217 of the Code.

                  F. The value of a nonqualified stock option, but only to the extent that the value of the option is includable in the Employee's gross income for the taxable year in which granted.

                  G. The amount includable in the gross income of the Employee upon making the election described in section 83(b) of the Code.

        Notwithstanding the foregoing, compensation described in this Section 1(y) shall not include the following items:

                  A. Contributions made by a member of the Affiliated Group to a plan of deferred compensation to the extent that, before the application of the Code section 415 limitations to that plan, the contributions are not includable in the gross income of the Employee for the taxable year in which contributed. In addition, contributions made on behalf of the Participant to a simplified employee pension plan described in section 408(k) of the Code are not considered as compensation for the taxable year in which contributed. Additionally, any distributions from a plan of deferred compensation are not considered as compensation regardless of whether such amounts are includable in the gross income of the Employee when distributed. However, any amounts received by an Employee pursuant to an unfunded nonqualified plan may be considered as compensation in the year such amounts are includable in the gross income of the Employee.

                  B. Amounts realized from the exercise of a nonqualified stock option, or when restricted stock (or property) held by an Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture under section 83 of the Code and the regulations thereunder.

                  C. Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option.

                  D. Other amounts which receive special tax benefits, such as premiums for group term life insurance (but only to the extent that the premiums are not includable in the gross income of the Employee), or contributions made by a member of the Affiliated Group (whether or not under a salary reduction agreement) towards the purchase of an annuity contract described in section 403(b) of the Code (whether or not the contributions are excludable from the gross income of the Employee).

             (ii) "Wages" as defined in section 3401(a) of the Code for purposes of income tax withholding at the source, but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in section 3401(a)(2) of the Code).

             (iii) "Wages" as defined in section 3401(a) of the Code for purposes of income tax withholding at the source and all other payments of compensation reportable under sections 6041(d), 6051(a)(3) and 6052 of the Code and the regulations thereunder but determined without regard to any rules that limit the remuneration included in wages or reportable compensation based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in section 3401(a)(2) of the Code), and modified, at the election of the Company, to exclude amounts paid or reimbursed for moving expenses incurred by the Employee, if at the time or payment or reimbursement it is reasonable to believe that the amounts are deductible by the Employee under section 217 of the Code.

             (iv) Any of the definitions set forth in subparagraphs (i), (ii), and (iii) of this Section 1(y), modified at the election of the Company, to be reduced by all of the following items (even if includable in gross income): reimbursements or other expense allowances, fringe benefits (cash and noncash), moving expenses, deferred compensation and welfare benefits.

             (v) Any definition of compensation that does not by design favor Highly Compensated Employees and that satisfies the reasonableness and nondiscrimination requirements set forth in section 1.414(s)-1(d) of the Treasury Regulations.

        For Plan Years beginning before January 1, 1998, the definitions set forth in subparagraphs (i), (ii) and (iii) of this Section 1(y) may, at the election of the Company, and for Plan Years beginning after December 31, 1997, shall, unless the Company elects otherwise, be modified to include, for the same period, an Employee's elective deferrals (as defined in section 402(g)(3) of the Code) under any plan, contract or arrangement maintained by a member of the Affiliated Group and any amount which is contributed or deferred by a member of the Affiliated Group at the election of the Employee and which is not includible in the gross income of the Employee under section 125 of the Code.

        Section 414(s) Compensation shall be limited to $170,000 per Plan Year (as adjusted by the Commissioner of Internal Revenue for increases in the cost of living in accordance with sections 401(a)(17) and 415(d) of the Code).

      Any definition of Section 414(s) Compensation shall be used consistently to define the compensation of all Employees taken into account in satisfying the requirements of an applicable provision of this Appendix B for the relevant determination period.

        (z) "Testing Method" means the Current Year Testing Method or the Prior Year Testing Method.

        (aa) "Top-Paid Group" means, for any Plan Year, the top twenty percent (20%) (in terms of Total Compensation) of all Employees, excluding the following:

             (i) Any Employee covered by a collective bargaining agreement except to the extent otherwise provided under section 1.414(q)-1T of the Treasury Regulations;

             (ii) Any Employee who is a nonresident alien with respect to the United States and who receives no earned income (within the meaning of section 911(d)(2) of the Code) from a member of the Affiliated Group that constitutes income from sources within the United States (within the meaning of section 861(a)(3) of the Code);

             (iii) Any Employee who has not completed at least 500 hours of service during any six-month period by the end of the Plan Year;

             (iv) Any Employee who normally works less than 17 1/2 hours per week;

             (v) Any Employee who normally works during less than six months during any year; and

             (vi) Any Employee who has not attained the age of 21 at the end of the Plan Year.

        The Company may elect, in a consistent and uniform manner, to apply one or more of the service-and-age-based exclusions in subparagraphs (iii), (iv),
(v) and (vi) of this Section 1(aa) by substituting a shorter period of service or a younger age or by not excluding Employees on the basis of service or age.

        (bb) "Total Compensation" means any one of the definitions of compensation set forth in subparagraphs (i), (ii) or (iii) of Section 1(y) received by an Employee during the Plan Year from a member of the Affiliated Group modified to include, for the same period, an Employee's elective deferrals (as defined in section 402(g)(3) of the Code) under any plan, contract or arrangement maintained by a member of the Affiliated Group and any amount which is contributed or deferred by a member of the Affiliated Group at the election of the Employee and which is not includible in the gross income of the Employee under section 125 of the Code.

        Capitalized terms used in this Appendix B that are not defined herein shall have the same meaning as those terms do in the Plan.

     SECTION 2.  DEFERRAL AND AVERAGE DEFERRAL PERCENTAGE LIMITATIONS
     ----------  ----------------------------------------------------

        (a)  Maximum Annual Deferral Amount and Correction of Excess Deferrals.
             -----------------------------------------------------------------
A Participant's Deferred Contributions for a calendar year, together with his or her elective deferrals (as defined in section 402(g)(3) of the Code) under all other plans, contracts or arrangements maintained by a member of the Affiliated Group, shall not exceed the Annual Deferral Limit. In the event a Participant's Deferred Contributions for a calendar year, together with his or her elective deferrals (as defined in section 402(g)(3) of the Code) under all other plans, contracts or arrangements maintained by a member of the Affiliated Group, exceed the Annual Deferral Limit, the Participant may, by written notice to the Company and in accordance with procedures prescribed by the Company, by the following March 1 (or as late as April 14 if allowed by the Company), notify the Company that an Excess Deferral has occurred, designate all or a portion of the Excess Deferral as attributable to the Plan and request that the amount be distributed. If the Participant fails to provide timely notice to the Company, then the Company shall be deemed to be on notice that an Excess Deferral has occurred and shall designate one or more of such plans, contracts or arrangements (including the Plan) from which the Excess Deferrals shall be distributed.

        For the calendar year commencing January 1, 2000, in the event a Participant's Deferred Contributions and his or her elective deferrals (as defined in section 402(g)(3) of the Code) under all other plans, contracts or arrangements maintained by a member of the Affiliated Group for the calendar year, together with his or her elective deferrals under the Hewlett-Packard TaxCAP for that calendar year, exceed the Annual Deferral Limit, the Participant may, by written notice to the Company and in accordance with procedures prescribed by the Company, by the following March 1 (or as late as April 14 if allowed by the Company), notify the Company that an Excess Deferral has occurred, designate all or a portion of the Excess Deferral as attributable to the Plan and request that the amount be distributed.

        To the extent a Participant's Deferred Contributions are determined to be reduced as described in this Section 2(a), Deferred Contributions (reduced by Deferred Contributions previously distributed as Excess Contributions to the Participant for the Plan Year beginning with or within the calendar year), plus any income or minus any loss attributable thereto for the calendar year to which the Excess Deferrals relate, shall, no later than April 15 next following the close of the calendar year, be distributed to the Participant. Excess Deferrals distributed shall not be included in the determination of the Participant's Annual Addition for the year the amounts were contributed.

        The Excess Deferrals shall be distributed first from unmatched Deferred Contributions and then from matched Deferred Contributions. Any Regular Company Contributions attributable to distributed Excess Deferrals as described in this
Section 2(a) shall be forfeited and used to reduce future Regular Company Contributions to be made as soon as administratively feasible.

        Income or loss on amounts distributed shall be determined pursuant to section 1.402(g)-1(e)(5) of the Treasury Regulations.

        (b)  Average Deferral Percentage Limitation. The Plan shall satisfy the
             --------------------------------------
ADP Test as set forth in section 401(k)(3) of the Code and section 1.401(k)-1 of the Treasury Regulations. For each Plan Year, unless the Company elects otherwise as described below, the Prior Year Testing Method shall be used to perform the ADP Test and, subject to the special rules described in Section 2(g) of this Appendix B, the Plan Year's Average Deferral Percentage for the Plan Year's HCE Group may not exceed the greater of (i) 125 percent of the preceding Plan Year's Average Deferral Percentage for the preceding Plan Year's NHCE Group, or (ii) the lesser of (A) 200 percent of the preceding Plan Year's Average Deferral Percentage for the preceding Plan Year's NHCE Group or (B) the preceding Plan Year's Average Deferral Percentage for the preceding Plan Year's NHCE Group plus two percentage points.

        Alternatively, the Company may elect to use the Current Year Testing Method to perform the ADP Test and the Average Deferral Percentage for the Plan Year's HCE Group must then satisfy the limitations of the preceding paragraph when compared to the Plan Year's Average Deferral Percentage for the Plan Year's NHCE Group. If a Current Year Testing Method election is made, such election may only be changed to the extent permitted by IRS Notice 98-1 or any superseding guidance provided by a ruling, notice, or other document of general applicability issued under the authority of the Commissioner of Internal Revenue.

        (c)  Determination of Maximum Actual Deferral Percentage and Dollar
             --------------------------------------------------------------
Amount of Excess Contributions. If the ADP Test is not satisfied, the Company
------------------------------
shall determine, no later than the end of the next Plan Year, a maximum permitted Actual Deferral Percentage to be used in place of the calculated Actual Deferral Percentage for each Highly Compensated Employee whose Actual Deferral Percentage is in excess of the maximum permitted and that would thereby reduce the Average Deferral Percentage for the HCE Group by a sufficient amount to satisfy the ADP Test. The maximum Actual Deferral Percentage shall be determined by use of a leveling process, whereby the Highly Compensated Employee with the largest Actual Deferral Percentage shall have his or her Actual Deferral Percentage reduced to a percentage equal to the lesser of the percentage required to satisfy the ADP Test or to cause his or her Actual Deferral Percentage to equal that of the Actual Deferral Percentage of the Highly Compensated Employee with the next largest Actual Deferral Percentage. The leveling process shall be repeated until the ADP Test is satisfied.

        With regard to each Highly Compensated Employee whose Actual Deferral Percentage is in excess of the maximum permitted Actual Deferral Percentage, a dollar amount of Excess Contributions shall then be determined by subtracting the product of the maximum permitted Actual Deferral Percentage and the Highly Compensated Employee's Section 414(s) Compensation from the Highly Compensated Employee's Aggregate 401(k) Contributions. The amounts shall then be aggregated to determine the total dollar amount of Excess Contributions.

        (d)  Allocation of Excess Contributions to Highly Compensated Employees.
             ------------------------------------------------------------------
The Excess Contributions for a Plan Year determined in Section 2(c) of this Appendix B, if any, shall then be allocated to Highly Compensated Employees by use of a leveling process, whereby the Highly Compensated Employee with the largest dollar amount of Aggregate 401(k) Contributions shall have his or her Aggregate 401(k) Contributions reduced in an amount equal to the lesser of the dollar amount of Excess Contributions for all Highly Compensated Employees or the dollar amount that would cause his or her Aggregate 401(k) Contributions to equal that of the Highly Compensated Employee with the next largest dollar amount of Aggregate 401(k) Contributions. The leveling process shall be repeated until all Excess Contributions are allocated to Highly Compensated Employees.

        (e)  Correction of Excess Contributions. To the extent a Highly
             ----------------------------------
Compensated Employee's Aggregate 401(k) Contributions are determined to be reduced as described in Section 2(d) of this Appendix B, Excess Contributions (reduced by Deferred Contributions previously distributed as Excess Deferrals to the Highly Compensated Employee for the calendar year ending with or within the Plan Year), plus any income or minus any loss attributable thereto for the Plan Year to which the Excess Contributions relate and the period between the end of the Plan Year and the date of distribution, shall, no later than two and one-half months following the last day of the Plan Year to which the Excess Contributions relate (in order for the Company to avoid a ten percent (10%) excise tax on the amount of the Excess Contributions), and, in no event, later than the last day of the Plan Year following the Plan Year to which the Excess Contributions relate, be distributed to the Highly Compensated Employee.

        Excess Contributions distributed shall be included in the determination of the Participant's Annual Addition for the year the amounts were contributed.

        The Excess Contributions shall first be distributed from unmatched Deferred Contributions and then from matched Deferred Contributions. Any Regular Company Contributions attributable to distributed Excess Contributions as described in this Section 2(e), shall be forfeited and used to reduce future Regular Company Contributions to be made as soon as administratively feasible.

        Income or loss on amounts distributed shall be determined pursuant to section 1.401(k)-1(f)(4) of the Treasury Regulations.

        (f)  Corrective Qualified Nonelective Contributions. In order to satisfy
             ----------------------------------------------
or partially satisfy the ADP Test, the Participating Companies may, at the sole discretion of the Company, make a Qualified Nonelective Contribution on behalf of (i) each member or, at the discretion of the Company, designated members of the preceding Plan Year's NHCE Group, if the Prior Year Testing Method is used, or (ii) each member or, at the discretion of the Company, designated members of the Plan Year's NHCE Group, if the Current Year Testing Method is used. The Qualified Nonelective Contribution shall be in an amount determined by the Company and shall be allocated in a manner determined by the Company.

        Corrective Qualified Nonelective Contributions shall be paid to the Trustee as soon as reasonably practicable and, in no event, later than (i) before the end of the Plan Year being tested if the Prior Year Testing Method is used, or (ii) before the end of the Plan Year following the Plan Year being tested, if the Current Year Testing Method is used.

        (g)  Special Rules. The following special rules shall apply for purposes
             -------------
of applying the limitation described in Section 2(b) of this Appendix B:

             (i) If a Highly Compensated Employee is eligible to participate in more than one cash or deferred arrangement (within the meaning of section 401(k)(2) of the Code) maintained by a member of the Affiliated Group, his or her Actual Deferral Percentage shall be determined as if all the arrangements were a single plan; provided, however, that the arrangements shall not be treated as a single plan to the extent that section 1.401(k)-1(g)(11) of the Treasury Regulations prohibits aggregation and, if the arrangements have different plan years, the arrangements are aggregated with respect to the plan years ending with or within the same calendar year;

             (ii) If the Plan permits participation prior to an Eligible Employee's satisfaction of the minimum age and service requirements of section 410(a)(1)(A) of the Code and if section 410(b)(4)(B) of the Code is applied in determining whether the Plan meets the requirements of section 410(b) of the Code, a separate HCE Group and a separate NHCE Group may be determined with regard to Eligible Employees who have not met the minimum age and service requirements of section 410(a)(1)(A) of the Code and the ADP Test may be performed separately for that HCE Group and NHCE Group or, alternatively, Eligible Employees who have not met the minimum age and service requirements of section 410(a)(1)(A) of the Code may instead be excluded in the determination of the Average Deferral Percentage for the NHCE Group, but not in the determination of the Average Deferral Percentage for the HCE Group;

             (iii) The Plan may be aggregated with another plan maintained by a member of the Affiliated Group only if the Plan and each other plan with which it is aggregated have the same plan year and use the same Testing Method;

             (iv)  In the event that the Plan satisfies the requirements of section 401(a)(4), 401(k) or 410(b) of the Code (other than the average benefit percentage test provisions of section 410(b)(2) of the Code) only if aggregated with one or more other plans maintained by a member of the Affiliated Group, or if one or more other of such plans satisfies the requirements of such sections of the Code only if aggregated with the Plan, then all such aggregated plans, including the Plan, shall be treated as a single plan for purposes of such sections of the Code;

             (v)   In the event that the mandatory disaggregation rules of
section 1.401(k)-1(g)(11) of the Treasury Regulations apply to the Plan, or to the Plan and other plans with which it is aggregated as described in subparagraphs (iii) and (iv) of this Section 2(g), then each mandatorily disaggregated portion of the Plan (or aggregated plans) shall be treated as a single plan; and

             (vi) If the Plan is using the Prior Year Testing Method and if in the Plan Year being tested the Plan is affected by a Plan Coverage Change, then the preceding Plan Year's Average Deferral Percentage for the preceding Plan Year's NHCE Group shall be determined in accordance with IRS Notice 98-1 or any superseding guidance provided by a ruling, notice, or other document of general applicability issued under the authority of the Commissioner of Internal Revenue.

     SECTION 3.  AVERAGE CONTRIBUTION PERCENTAGE LIMITATIONS
     ----------  -------------------------------------------

        (a) Average Contribution Percentage Limitation. The Plan shall satisfy the ACP Test as set forth in section 401(m)(2) of the Code and section 1.401(m)- 1 of the Treasury Regulations. For each Plan Year, unless the Company elects otherwise as described below, the Prior Year Testing Method shall be used to perform the ACP Test and subject to the special rules described in Section 3(f) of this Appendix B, the Plan Year's Average Contribution Percentage for the Plan Year's HCE Group may not exceed the greater of (i) 125 percent of the preceding Plan Year's Average Contribution Percentage for the preceding Plan Year's NHCE Group, or (ii) the lesser of (A) 200 percent of the preceding Plan Year's Average Contribution Percentage for the preceding Plan Year's NHCE Group or (B) the preceding Plan Year's Average Contribution Percentage for the preceding Plan Year's NHCE Group plus two percentage points.

        Alternatively, the Company may elect to use the Current Year Testing Method to perform the ACP Test and the Average Contribution Percentage for the Plan Year's HCE Group must then satisfy the limitations of the preceding paragraph when compared to the Plan Year's Average Contribution Percentage for the Plan Year's NHCE Group. If a Current Year Testing Method election is made, such election may only be changed to the extent permitted by IRS Notice 98-1 or any superseding guidance provided by a ruling, notice, or other document of general applicability issued under the authority of the Commissioner of Internal Revenue.

        (b)  Determination of Maximum Actual Contribution Percentage and Dollar
             ------------------------------------------------------------------
Amount of Excess Aggregate Contributions. If the ACP Test is not satisfied, the
----------------------------------------
Company shall determine, no later than the end of the next Plan Year, a maximum permitted Actual Contribution Percentage to be used in place of the calculated Actual Contribution Percentage for each Highly Compensated Employee whose Actual Contribution Percentage is in excess of the maximum permitted and that would thereby reduce the Average Contribution Percentage for the HCE Group by a sufficient amount to satisfy the ACP Test. The maximum Actual Contribution Percentage shall be determined by use of a leveling process, whereby the Highly Compensated Employee with the largest Actual Contribution Percentage shall have his or her Actual Contribution Percentage reduced to a percentage equal to the lesser of the percentage required to satisfy the ACP Test or to cause his or her Actual Contribution Percentage to equal that of the Actual Contribution Percentage of the Highly Compensated Employee with the next largest Actual Contribution Percentage. The leveling process shall be repeated until the ACP Test is satisfied.

        With regard to each Highly Compensated Employee whose Actual Contribution Percentage is in excess of the maximum permitted Actual Contribution Percentage, a dollar amount of Excess Aggregate Contributions shall then be determined by subtracting the product of the maximum permitted Actual Contribution Percentage and the Highly Compensated Employee's Section 414(s) Compensation from the Highly Compensated Employee's Aggregate 401(m) Contributions. The amounts shall then be aggregated to determine the total dollar amount of Excess Aggregate Contributions.

        (c)  Allocation of Excess Aggregate Contributions to Highly Compensated
             ------------------------------------------------------------------
Employees. The Excess Aggregate Contributions for a Plan Year determined in
---------
Section 3(b) of this Appendix B, if any, shall then be allocated to Highly Compensated Employees by use of a leveling process, whereby the Highly Compensated Employee with the largest dollar amount of Aggregate 401(m) Contributions shall have his or her Aggregate 401(m) Contributions reduced in an amount equal to the lesser of the dollar amount of Excess Aggregate Contributions for all Highly Compensated Employees or the dollar amount that would cause his or her Aggregate 401(m) Contributions to equal that of the Highly Compensated Employee with the next largest dollar amount of Aggregate 401(m) Contributions. The leveling process shall be repeated until all Excess Aggregate Contributions are allocated to Highly Compensated Employees.

        (d)  Correction of Excess Aggregate Contributions. To the extent a
             --------------------------------------------
Highly Compensated Employee's Aggregate 401(m) Contributions are determined to be reduced as described in Section 3(c) of this Appendix B, Excess Aggregate Contributions, plus any income or minus any loss attributable thereto for the Plan Year to which the Excess Aggregate Contributions relate and the period between the end of the Plan Year and the date of distribution, shall, no later than two and one-half months following the last day of the Plan Year to which the Excess Aggregate Contributions relate (in order for the Company to avoid a ten percent (10%) excise tax on the amount of the Excess Aggregate Contributions), and, in no event, later than the last day of the Plan Year following the Plan Year to which the Excess Aggregate Contributions relate, be distributed to the Highly Compensated Employee.

        Excess Aggregate Contributions distributed shall be included in the determination of the Participant's Annual Addition for the year the amounts were contributed.

        The Excess Aggregate Contributions shall be distributed from Regular Company Contributions.

        Income or loss on amounts distributed shall be determined pursuant to 1.401(m)-1(e)(3) of the Treasury Regulations.

        (e)  Corrective Qualified Nonelective Contributions. In order to satisfy
             ----------------------------------------------
or partially satisfy the ACP Test, the Participating Companies may, at the sole discretion of the Company, make a Qualified Nonelective Contribution on behalf of (i) each member or, at the discretion of the Company, designated members of the preceding Plan Year's NHCE Group, if the Prior Year Testing Method is used, or (ii) each member or, at the discretion of the Company, designated members of the Plan Year's NHCE Group, if the Current Year Testing Method is used. The Qualified Nonelective Contribution shall be in an amount determined by the Company and shall be allocated in a manner determined by the Company.

        Corrective Qualified Nonelective Contributions shall be paid to the Trustee as soon as reasonably practicable and, in no event, later than (i) before the end of the Plan Year being tested if the Prior Year Testing Method is used, or (ii) before the end of the Plan Year following the Plan Year being tested, if the Current Year Testing Method is used.

        (f)  Special Rules. The following special rules shall apply for purposes
             -------------
of applying the limitation described in Section 3(a) of this Appendix B:

             (i) If a Highly Compensated Employee is eligible to participate in more than one arrangement permitting employee or matching contributions (within the meaning of section 401(m)(4)(A) of the Code) maintained by a member of the Affiliated Group, his or her Actual Contribution Percentage shall be determined as if all the arrangements were a single plan; provided, however, that the arrangements shall not be treated as a single plan to the extent that section 1.401(k)-1(g)(11) of the Treasury Regulations prohibits aggregation and, if the arrangements have different plan years, the arrangements are aggregated with respect to the plan years ending with or within the same calendar year;

             (ii) If the Plan permits participation prior to an Eligible Employee's satisfaction of the minimum age and service requirements of section 410(a)(1)(A) of the Code and if section 410(b)(4)(B) of the Code is applied in determining whether the Plan meets the requirements of section 410(b) of the Code, a separate HCE Group and a separate NHCE Group may be determined with regard to Eligible Employees who have not met the minimum age and service requirements of section 410(a)(1)(A) of the Code and the ACP Test may be performed separately for that HCE Group and NHCE Group or, alternatively, Eligible Employees who have not met the minimum age and service requirements of section 410(a)(1)(A) of the Code may instead be excluded in the determination of the Average Contribution Percentage for the NHCE Group, but not in the determination of the Average Contribution Percentage for the HCE Group;

             (iii) The Plan may be aggregated with another plan maintained by a member of the Affiliated Group only if the Plan and each other plan with which it is aggregated have the same plan year and use the same Testing Method;

             (iv)  In the event that the Plan satisfies the requirements of section 401(a)(4), 401(m) or 410(b) of the Code (other than the average benefit percentage test provisions of section 410(b)(2) of the Code) only if aggregated with one or more other plans maintained by a member of the Affiliated Group, or if one or more other of such plans satisfies the requirements of such sections of the Code only if aggregated with the Plan, then all such aggregated plans, including the Plan, shall be treated as a single plan for purposes of such sections of the Code;

             (v)  In the event that the mandatory disaggregation rules of section 1.401(k)-1(g)(11) of the Treasury Regulations apply to the Plan, or to the Plan and other plans with which it is aggregated as described in subparagraphs (iii) and (iv) of this Section 3(f), then each mandatorily disaggregated portion of the Plan (or aggregated plans) shall be treated as a single plan; and

             (vi) If the Plan is using the Prior Year Testing Method and if in the Plan Year being tested the Plan is affected by a Plan Coverage Change, then the preceding Plan Year's Average Contribution Percentage for the preceding Plan Year's NHCE Group shall be determined in accordance with IRS Notice 98-1 or any superseding guidance provided by a ruling, notice, or other document of general applicability issued under the authority of the Commissioner of Internal Revenue.

     SECTION 4.  MULTIPLE-USE LIMITATIONS
     ----------  ------------------------
        (a)  Applicability of the Multiple-Use Limitation. For each Plan Year,
             --------------------------------------------
the Average Deferral Percentage and the Average Contribution Percentage for the HCE Group must satisfy the Multiple Use Test if, after satisfying the ADP Test and the ACP Test:

             (i) The Average Deferral Percentage for the HCE Group (A) exceeds 125 percent of the Average Deferral Percentage for the NHCE Group, but (B) does not exceed the lesser of (1) 200 percent of the Average Deferral Percentage for the NHCE Group or (2) the Average Deferral Percentage for the NHCE Group plus two percentage points; and

             (ii) The Average Contribution Percentage for the HCE Group (A) exceeds 125 percent of the Average Contribution Percentage for the NHCE Group, but (B) does not exceed the lesser of (1) 200 percent of the Average Contribution Percentage for the NHCE Group or (2) the Average Contribution Percentage for the NHCE Group plus two percentage points.

        (b)  Multiple-Use Test. If the provisions of Section 4(a) of this
             -----------------
Appendix B apply, then the Plan shall satisfy the Multiple-Use Test, thereby requiring that the sum of the Average Deferral Percentage and the Average Contribution Percentage for the HCE Group shall not exceed the greater of subparagraph (i) or (ii) below.

             (i)  This limit equals the sum of:

                  A. 125 percent of the greater of the Average Deferral Percentage for the NHCE Group or the Average Contribution Percentage for the NHCE Group; and

                  B. The lesser of (1) 200 percent of the lesser of the Average Deferral Percentage for the NHCE Group or the Average Contribution Percentage for the NHCE Group, or (2) two percentage points plus the lesser of the Average Deferral Percentage for the NHCE Group or the Average Contribution Percentage for the NHCE Group.

             (ii)  This limit equals the sum of:

                   A. 125 percent of the lesser of the Average Deferral Percentage for the NHCE Group or the Average Contribution Percentage for the NHCE Group; and

                   B. The lesser of (1) 200 percent of the greater of the Average Deferral Percentage for the NHCE Group or the Average Contribution Percentage for the NHCE Group, or (2) two percentage points plus the greater of the Average Deferral Percentage for the NHCE Group or the Average Contribution Percentage for the NHCE Group.

        (c)  Correction of Multiple-Use Limitation. If the Multiple-Use Test is
             -------------------------------------
not satisfied, the Company shall determine, no later than the end of the next Plan Year, a maximum permitted Actual Deferral Percentage to be used in place of the calculated Actual Deferral Percentage and/or a maximum permitted Actual Contribution Percentage to be used in place of the calculated Actual Contribution Percentage for each Highly Compensated Employee whose Actual Deferral Percentage or Actual Contribution Percentage, as applicable, is in excess of the maximum permitted and that would thereby reduce the Average Deferral Percentage and/or the Average Contribution Percentage for the HCE Group by a sufficient amount to satisfy the Multiple-Use Test. Any excess shall be determined, allocated and corrected in the same manner that Excess Contributions and Excess Aggregate Contributions are corrected. Alternatively, in order to satisfy or partially satisfy the Multiple-Use Test, the Company may make a corrective Qualified Nonelective Contribution as described in Sections 2(f) and 3(e) of this Appendix B.

                                   APPENDIX C
                                   ----------


                           DIRECT TRANSFER PROVISIONS
                           --------------------------

     Section 1.  Direct Transfers.
     ----------  ----------------

        Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Appendix C, a Distributee may elect, subject to the conditions and administrative procedures prescribed by the Company, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

     Section 2.  Definitions.
     ----------  -----------

        (a) "Direct Rollover" means an Eligible Rollover Distribution that is paid by the Plan for the benefit of a Distributee to an Eligible Retirement Plan specified by the Distributee.

        (b) "Distributee" means a Participant, a Beneficiary (if he or she is the surviving spouse of a Participant) or an "alternate payee" (as defined in section 414(p) of the Code) under a qualified domestic relations order (as defined in section 414(p) of the Code) if he or she is the spouse or former spouse of the Participant.

        (c) "Eligible Retirement Plan" means an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in section 403(a) of the Code, or a qualified trust described in section 401(a) of the Code, that accepts a Distributee's Eligible Rollover Distribution, except that, if the Distributee is the surviving spouse of a Participant, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

        (d) "Eligible Rollover Distribution" means a distribution of all or any portion of the balance to the credit of a Distributee, excluding: a distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten years or more; a distribution to the extent such distribution is required under section 401(a)(9) of the Code; the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities); a distribution described in section 1.402(c)-2 Q&A 4 of the Treasury Regulations; and a distribution to the extent such distribution is from an elective deferral account and is a hardship distribution described in section 401(k)(2)(B)(i)(IV) of the Code and the Distributee is not eligible for a distribution otherwise described in section 401(k)(2)(B)(i) of the Code.

        Capitalized terms used in this Appendix C that are not defined herein shall have the same meaning as those terms do in the Plan.

                                   Appendix D
                                   ----------

                             AVANTEK PARTICIPATION
                             ---------------------

          Avantek Plan Distributions.  If a Participant's Plan Benefit consists
          --------------------------
in whole or part of amounts subject to section 417 of the Code that were transferred into the Hewlett-Packard TaxCAP in a trustee-to-trustee transfer from the Avantek, Inc. Profit-Sharing Investment Plan (the "Avantek Plan"), the following distribution and withdrawal rules shall apply to the entire Plan Benefit in lieu of those provided by the Plan. The Plan's rules on distributions and withdrawals shall also apply, except to the extent they are inconsistent with these provisions:

                (a)  Rollover Accounts. A Participant who has one or more
                     -----------------
Rollover Accounts consisting of rollover contributions transferred to the Hewlett-Packard TaxCAP in a trustee-to-trustee transfer from the Avantek Plan in 1992 may make reinvestment elections pursuant to Section 8(c) of the Plan. Such a Participant may also at any time withdraw from such Accounts any amount which does not exceed the balance in such Accounts as of any Valuation Date. A Participant who wishes to make a withdrawal under this Subsection (a) shall file an election with the Company in the prescribed manner.

                (b)  Payment of Withdrawals; Limitations. All withdrawals under
                     -----------------------------------
this Subsection (b) shall be paid in cash as soon as reasonably practicable after a request has been received (unless such request is denied by the Company). In the case of a married Participant, a requested withdrawal shall not be paid unless the Participant's spouse has consented in writing to the payment of such withdrawal in the form of a lump sum (instead of a Qualified Joint and Survivor Annuity). The spouse's consent shall be given within the 90-day period preceding payment of the withdrawal.

                (c)  Time of Distribution: General Rules. A Participant's Plan
                     -----------------------------------
Benefit shall be distributed to him or her on or about the date that he or she has elected. Within the 90-day period ending on the Annuity Starting Date, the Company shall provide to each Participant the written explanation of his or her distribution options (including his or her right to defer receipt of the distribution and the right to a period of at least 30 days after receipt of the written explanation to make an election) prescribed by the applicable regulations. The distribution election shall be made in the prescribed manner and filed with the Company after the Participant has received such explanation. Where applicable, the distribution election shall include the written consent of the Participant to the distribution of his or her Plan Benefit before he or she attains age 65.

                (d)  Normal Form of Distribution: Annuity Contract. A
                     ---------------------------------------------
Participant's Plan Benefit shall be distributed in the form of a nontransferable immediate annuity, unless such Participant has elected the optional form of distribution described in Subsection (e) of this Appendix D. The forms of immediate annuity available shall include a Qualified Joint and Survivor Annuity, a single-life annuity and a term-certain annuity. In each case, the Participant's entire Plan Benefit shall be distributed in substantially nonincreasing payments over a period not exceeding the greatest of (i) the Participant's own lifetime, (ii) the Participant's own life expectancy, (iii) the lifetimes of the Participant and his or her Beneficiary or
(iv) the life expectancies of the Participant and his or her Beneficiary. The present value of the amounts payable to the Participant shall be more than 50 percent of the present value of the Participant's entire Plan Benefit, unless the Plan Benefit is payable as a Qualified Joint and Survivor Annuity. All life expectancies and present values shall be determined not later than the date when payments commence. In the case of a married Participant who does not otherwise elect, the immediate annuity shall provide for payments in the form of a Qualified Joint and Survivor Annuity. In the case of an unmarried Participant who does not otherwise elect, the immediate annuity shall provide for payments in the form of a life annuity payable over the Participant's own lifetime only.

                (e)  Optional Form of Distribution: Lump Sum. A Participant may
                     ---------------------------------------
elect to have his or her Plan Benefit distributed in the form of a single sum in cash.

                (f)  Death of Participant Before Distribution. If a Participant
                     ----------------------------------------
dies before receiving his or her Plan Benefit, then such Participant's Beneficiary shall be entitled to receive such Plan Benefit. (Section 13(j) of the Plan provides that the surviving spouse of a married Participant shall be his or her Beneficiary, unless such Participant, with the spouse's consent, has otherwise elected prior to his or her death.) Upon the death of the Participant, the Beneficiary shall file an application for benefits with the Company in the prescribed manner. The Beneficiary may make the election that the Participant would have been entitled to make with respect to the form of the benefit. In the absence of an election of a form of benefit, a Plan Benefit payable to a Beneficiary shall be distributed in the form of a life annuity over the Beneficiary's lifetime. In each case, the Participant's entire Plan Benefit shall be distributed in substantially nonincreasing payments over a period not exceeding the greater of the Beneficiary's lifetime or the Beneficiary's life expectancy. The Beneficiary's life expectancy shall be determined not later than the date when payments commence. Payments shall commence on or about the date selected by the Beneficiary; provided, however, that such date shall not be later than (i) 12 months after the date of the Participant's death, if the Beneficiary is not the Participant's surviving spouse, or (ii) the latest date by which the Participant would have otherwise been paid as provided in Section 10(b) of the Plan, if the Beneficiary is the Participant's surviving spouse. Any election by a surviving spouse under this Subsection (f) shall be made only during the 90-day period preceding the Annuity Starting Date.

                (g)  Election of Form of Distribution. An election of a form of
                     --------------------------------
annuity under Subsection (d) of this Appendix D or the optional form of distribution under Subsection (e) of this Appendix D shall be made in the manner prescribed by the Company. Such election may be made only during an election period consisting of the 90 consecutive days ending on the Participant's Annuity Starting Date. A Participant may revoke any election of a form of annuity or the optional form of distribution (without the consent of the Company) at any time prior to the end of such election period. If the Participant, having revoked a prior election, does not make another election within such election period, then his or her Plan Benefit shall be distributed in the form specified in Subsection
(d) of this Appendix D. In the case of a married Participant, any election involving a waiver of the Qualified Joint and Survivor Annuity shall not take effect unless the Participant's spouse consents in writing to the election during such election period. Any spousal consent shall be in writing and shall be witnessed by a plan representative, if available, or by a notary public. The spousal consent shall acknowledge the effect of the

Participant's action and shall specify the particular optional form of benefit being elected or the specific non-spouse Beneficiary being designated (including any class of Beneficiaries or any contingent Beneficiaries).

                (h)  Information on Distribution Options. Within the 90-day
                     ------------------------------------
period ending on the Annuity Starting Date, the Company shall provide to each Participant (whether or not married) the explanation of the Qualified Joint and Survivor Annuity prescribed by the applicable regulations and shall include an explanation of the Participant's right to a period of at least 30 days after receipt of the written explanation to make such elections. A Participant may (with his or her Spouse's consent, if married) waive the 30 day period, but in no event may his or her Annuity Starting Date be a date earlier than the expiration of the seven-day period that begins after the written explanation is provided to the Participant. The Company shall provide to each Participant the explanation of the qualified preretirement survivor annuity prescribed by the applicable regulations no later than the expiration of the three-year period commencing with the first day of the Plan Year in which the Participant attains age 32 or the one-year period commencing when he or she becomes a Participant (whichever ends later). In the case of a Participant who ceases to be an Employee before attaining age 35, the explanation of the qualified preretirement survivor annuity shall be provided not later than one year after the termination of employment.

                (i)  Determination of Marital Status. Whether a Participant is
                     -------------------------------
married and the identity of his or her spouse (if any) shall be determined by the Company as of the earlier of (i) his or her Annuity Starting Date or (ii) the date of his or her death.

                (j)  Withdrawals. Withdrawals under Sections 11(a) and (b) of
                     -----------
the Plan shall not be permitted by a married Participant unless the spousal consent requirements of Subsection (b) of this Appendix D are satisfied.

                (k)  Loans. No loan shall be granted pursuant to Section 12 of
                     -----
the Plan to a married Participant unless the spouse of such Participant, in accordance with the requirements of Subsection (b) of this Appendix D, consents to the assignment of the Plan Benefit as security for repayment of the loan, and any actions the Company subsequently may take under Section 12 of the Plan.

                (l)  Beneficiary. In the case of a married Participant, any
                     -----------
designation of a person other than his or her spouse as the sole primary Beneficiary, if made before the first day of the Plan Year in which the Participant attains age 35 or the date the Participant is no longer an Employee, if earlier, shall become invalid on the first day of the Plan Year in which the Participant attains age 35. The Participant may make a new designation (with spousal consent) on or after such day. If the Participant dies on or after such day without having made a new designation, his or her spouse shall be the Beneficiary.

        A Beneficiary designation shall not be valid unless such designation is made on the Beneficiary designation form prescribed by the Company.

                (m)  Contributions. For purposes of the Plan and this Appendix
                     -------------
D, the term "Deferred Contributions" as it is defined in the Plan shall also include that portion of a

Participant's Future Fund 4 Account attributable to Future Fund 4 Contributions under the Avantek Plan that were transferred into the Hewlett-Packard TaxCAP in a trustee-to-trustee transfer from the Avantek Plan and that portion of a Participant's Special Company Account under the Avantek Plan that was transferred into the Hewlett-Packard TaxCAP in a trustee-to-trustee transfer from the Avantek Plan. For purposes of the Plan and this Appendix D, the term "Regular Company Contributions" as it is defined in the Plan shall include that portion of a Participant's Future Fund 4 Account attributable to Company Matching Contributions under the Avantek Plan that were transferred into the Hewlett-Packard TaxCAP in a trustee-to-trustee transfer from the Avantek Plan.

                (n) Definitions. Capitalized terms that are used in this Appendix D that are not defined below shall have the same meaning as those terms do in the Plan.

                     (i) "Annuity Starting Date" means the first day of the first period for which an amount is payable as an annuity. If the amount payable is a single sum payment, the Annuity Starting Date is the date on which a properly completed claim for such benefit is filed under Section 16 of the Plan.

                     (ii) "Qualified Joint and Survivor Annuity" means a monthly annuity which is actuarially equivalent to the Participant's Plan Benefit and which is payable for the joint lives of the Participant and his or her spouse, with 100 percent of such annuity continued for the life of the survivor.

                                  Appendix E
                                  ----------

                               AOT PARTICIPATION
                               -----------------

          AOT Plan Distributions.  If a Participant's Plan Benefit consists in
          ----------------------
whole or part of amounts subject to section 417 of the Code that were transferred into the Hewlett-Packard TaxCAP in a trustee-to-trustee transfer from the AOT 401(k) Salary Savings Plan (the "AOT Plan"), the following distribution and withdrawal rules shall apply to the entire Plan Benefit in lieu of those provided by the Plan. The Plan's rules on distributions and withdrawals shall also apply, except to the extent they are inconsistent with these provisions:

               (a)  Rollover Accounts.  A Participant who has one or more
                    -----------------
Rollover Accounts consisting of rollover contributions transferred into the Hewlett-Packard TaxCAP in 1991 in a trustee-to-trustee transfer from the AOT Plan may make reinvestment elections pursuant to Section 8(c) of the Plan.

               (b)  Time of Distribution:  General Rules.  A Participant's
                    --------------------
Plan Benefit shall be distributed to him or her on or about the date that he or she has elected. Within the 90-day period ending on the Annuity Starting Date, the Company shall provide to each Participant the written explanation of his or her distribution options (including his or her right to defer receipt of the distribution and the right to a period of at least 30 days after receipt of the written explanation to make an election) prescribed by the applicable regulations. The distribution election shall be made in the prescribed manner and filed with the Company after he or she has received such explanation. Where applicable, the distribution election shall include the written consent of the Participant to the distribution of his or her Plan Benefit before he or she attains age 65.

               (c)  Normal Form of Distribution:  Lump Sum.  A Participant's
                    --------------------------------------
Plan Benefit shall be distributed in the form of a single lump sum in cash, unless such Participant has elected the optional form of distribution described in Subsection (d) of this Appendix E. Notwithstanding the foregoing, if a Participant is married his or her Plan Benefit will be paid in the form of a Qualified Joint and Survivor Annuity, unless a Participant has elected a single lump sum under this Subsection (c) or an optional form of benefit under Subsection (d) of this Appendix E.

               (d)  Optional Form of Distribution:  Annuity Contract.  A
                    ------------------------------------------------
Participant may elect to have his or her Plan Benefit distributed in the form of a nontransferable immediate annuity. The forms of immediate annuity available shall include a joint and survivor annuity with 50 percent of the annuity continued to the Participant's Beneficiary, a single-life annuity and a term-certain annuity. In each case, the Participant's entire Plan Benefit shall be distributed in substantially nonincreasing payments over a period not exceeding the greatest of (i) the Participant's own lifetime, (ii) the Participant's own life expectancy, (iii) the lifetimes of the Participant and his or her Beneficiary or (iv) the life expectancies of the Participant and his or her Beneficiary. The present value of the amounts payable to the Participant shall be more than 50 percent of the present value of the Participant's entire Plan Benefit, unless the Plan Benefit is payable as a Qualified Joint and Survivor Annuity. All life expectancies and present values shall be determined not later than the date when payments commence.

               (e)  Death of Participant Before Distribution.  If a Participant
                    ----------------------------------------
dies before receiving his or her Plan Benefit, then such Participant's Beneficiary shall be entitled to receive such Plan Benefit. (Section 13(j) of the Plan provides that the surviving spouse of a married Participant shall be his or her Beneficiary, unless such Participant, with the spouse's consent, has otherwise elected prior to his or her death.) Upon the death of the Participant, the Beneficiary shall file an application for benefits with the Company in the prescribed manner. The Beneficiary may make the election that the Participant would have been entitled to make with respect to the form of the benefit. In the absence of an election of a form of benefit, a Plan Benefit payable to a Beneficiary shall be distributed in the form of a life annuity over the Beneficiary's lifetime. In each case, the Participant's entire Plan Benefit shall be distributed in substantially nonincreasing payments over a period not exceeding the greater of the Beneficiary's lifetime or the Beneficiary's life expectancy. The Beneficiary's life expectancy shall be determined not later than the date when payments commence. Payments shall commence on or about the date selected by the Beneficiary; provided, however, that such date shall not be later than (i) 12 months after the date of the Participant's death, if the Beneficiary is not the Participant's surviving spouse, or (ii) the latest date by which the Participant would have otherwise been paid as provided in Section 10(b) of the Plan, if the Beneficiary is the Participant's surviving spouse. Any election by a surviving spouse under this Subsection (e) shall be made only during the 90-day period preceding the Annuity Starting Date.

               (f)  Election of Form of Distribution.  An election of a single
                    --------------------------------
lump sum distribution under Subsection (c) of this Appendix E or the optional form of distribution under Subsection (d) of this Appendix E shall be made in the manner prescribed by the Company. Such election may be made only during an election period consisting of the 90 consecutive days ending on the Participant's Annuity Starting Date. A Participant may revoke any election of a form of annuity or the optional form of distribution (without the consent of the Company) at any time prior to the end of such election period. If the Participant, having revoked a prior election, does not make another election within such election period, then his or her Plan Benefit shall be distributed in the form specified in Subsection (c) of this Appendix E. In the case of a married Participant, any election involving a waiver of the Qualified Joint and Survivor Annuity shall not take effect unless the Participant's spouse consents in writing to the election during such election period. Any spousal consent shall be in writing and shall be witnessed by a plan representative, if available, or by a notary public. The spousal consent shall acknowledge the effect of the Participant's action and shall specify the particular optional form of benefit being elected or the specific non-spouse Beneficiary being designated (including any class of Beneficiaries or any contingent Beneficiaries).

               (g)  Information on Distribution Options.  Within the 90-day
                    -----------------------------------
period ending on the Annuity Starting Date, the Company shall provide to each Participant (whether or not married) the explanation of the Qualified Joint and Survivor Annuity prescribed by the applicable regulations and shall include an explanation of the Participant's right to a period of at least 30 days after receipt of the written explanation to make such elections. A Participant may (with his or her Spouse's consent, if married) waive the 30 day period, but in no event may his or her Annuity Starting Date be a date earlier than the expiration of the seven-day period that begins after the written explanation is provided to the Participant. The Company shall provide to each Participant the explanation of the qualified preretirement survivor annuity prescribed by the applicable regulations no later than the expiration of the three-year period commencing with the first day of the Plan Year in which the Participant attains age 32 or the one-year period commencing when he or she becomes a Participant (whichever ends later). In the case of a Participant who ceases to be an Employee before attaining age 35, the explanation of the qualified preretirement survivor annuity shall be provided not later than one year after the termination of employment.

               (h)  Determination of Marital Status.  Whether a Participant is
                    -------------------------------
married and the identity of his or her spouse (if any) shall be determined by the Company as of the earlier of (i) his or her Annuity Starting Date or (ii) the date of his or her death.

               (i)  Withdrawals.  In the case of a married Participant, a
                    -----------
requested withdrawal under Sections 11(a) and (b) of the Plan shall not be paid unless the Participant's spouse has consented in writing to the payment of such withdrawal in the form of a lump sum (instead of a Qualified Joint and Survivor Annuity). The spouse's consent shall be given within the 90-day period preceding payment of the withdrawal.

               (j)  Loans.  No loan shall be granted pursuant to Section 12 of
                    -----
the Plan to a married Participant unless the spouse of such Participant, in accordance with the requirements of Subsection (i) of this Appendix E, consents to the assignment of the Plan Benefit as security for repayment of the loan, and any actions the Company subsequently may take under Section 12 of the Plan.

               (k)  Beneficiary.  In the case of a married Participant, any
                    -----------
designation of a person other than his or her spouse as the sole primary Beneficiary, if made before the first day of the Plan Year in which the Participant attains age 35 or the date the Participant is no longer an Employee, if earlier, shall become invalid on the first day of the Plan Year in which the Participant attains age 35. The Participant may make a new designation (with spousal consent) on or after such day. If the Participant dies on or after such day without having made a new designation, his or her spouse shall be the Beneficiary.

          A Beneficiary designation shall not be valid unless such designation is made on the Beneficiary designation form prescribed by the Company.

               (l)  Contributions.  For purposes of the Plan and this Appendix
                    -------------
E, the term "Deferred Contributions" as it is defined in the Plan shall also include any salary reduction contributions that were transferred into the Hewlett-Packard TaxCAP in a trustee-to-trustee transfer from the AOT Plan.

               (m)  Definitions.  Capitalized terms that are used in this
                    -----------
Appendix E that are not defined below shall have the same meaning as those terms do in the Plan.

                    (i) "Annuity Starting Date" means the first day of the first period for which an amount is payable as an annuity. If the amount payable is a single sum payment, the Annuity Starting Date is the date on which a properly completed claim for such benefit is filed under Section 16 of the Plan.

                    (ii) "Qualified Joint and Survivor Annuity" means a monthly annuity which is actuarially equivalent to the Participant's Plan Benefit and which is payable for the joint lives of the Participant and his or her spouse, with 50 percent of such annuity continued for the life of the survivor.

                                  Appendix F
                                  ----------


                               CMS PARTICIPATION
                               -----------------

          CMS Plan Distributions.  If a Participant's Plan Benefit consists in
          ----------------------
whole or part of amounts subject to section 417 of the Code that were merged into the Hewlett-Packard TaxCAP from the Colorado Memory Systems, Inc. Profit Sharing 401(k) Plan (the "CMS Plan"), the following distribution and withdrawal rules shall apply to the entire Plan Benefit in lieu of those provided by the Plan. The Plan's rules on distributions and withdrawals shall also apply, except to the extent they are inconsistent with these provisions:

               (a)  Rollover Accounts.  A Participant who has one or more
                    -----------------
Rollover Accounts consisting of rollover contributions that were merged into the Hewlett-Packard TaxCAP from the CMS Plan in 1993 may make reinvestment elections pursuant to Section 8(c) of the Plan. Such a Participant may also at any time withdraw from such Accounts any amount which does not exceed the balance in such Accounts as of any Valuation Date. A Participant who wishes to make a withdrawal under this Subsection (a) shall file an election with the Company in the prescribed manner.

               (b)  Payment of Withdrawals; Limitations.  All withdrawals
                    -----------------------------------
under this Appendix F shall be paid in cash as soon as reasonably practicable after a request has been received (unless such request is denied by the Company). In the case of a married Participant, a requested withdrawal shall not be paid unless the Participant's spouse has consented in writing to the payment of such withdrawal in the form of a lump sum (instead of a Qualified Joint and Survivor Annuity). The spouse's consent shall be given within the 90-day period preceding payment of the withdrawal.

               (c)  Time of Distribution:  General Rules.  A Participant's
                    ------------------------------------
Plan Benefit shall be distributed to him or her on or about the date that he or she has elected. Within the 90-day period ending on the Annuity Starting Date, the Company shall provide to each Participant the written explanation of his or her distribution options (including his or her right to defer receipt of the distribution and the right to a period of at least 30 days after receipt of the written explanation to make an election) prescribed by the applicable regulations. The distribution election shall be made in the prescribed manner and filed with the Company after the Participant has received such explanation. Where applicable, the distribution election shall include the written consent of the Participant to the distribution of his or her Plan Benefit before he or she attains age 65.

               (d)  Normal Form of Distribution:  Annuity Contract.  A
                    ----------------------------------------------
Participant's Plan Benefit shall be distributed in the form of a nontransferable immediate annuity, unless such Participant has elected one of the optional forms of distribution described in Subsection (e) of this Appendix F. The forms of immediate annuity available shall include a Qualified Joint and Survivor Annuity and a single-life annuity. In each case, the Participant's entire Plan Benefit shall be distributed in substantially nonincreasing payments over a period not exceeding the greatest of (i) the Participant's own lifetime, or (ii) the lifetimes of the Participant and his or her spouse. In the case of a married Participant who does not otherwise elect, the immediate annuity shall provide for payments in the form of a Qualified Joint and Survivor Annuity. In the case of an unmarried Participant who does not otherwise elect, the immediate annuity shall provide for payments in the form of a life annuity payable over the Participant's own lifetime only.

               (e)  Optional Forms of Distribution:  Lump Sum or Installments.
                    ---------------------------------------------------------
A Participant may elect to have his or her Plan Benefit distributed in the form of a single sum in cash. Alternatively, a Participant may elect to have his or her Plan Benefit distributed in the form of a series of substantially equal monthly, quarterly, semiannual or annual payments for a period not exceeding the life expectancy of the Participant or the life and last survivor expectancy of the Participant and his or her Beneficiary. The present value of the amounts payable to the Participant shall be more than 50 percent of the present value of the Participant's entire Plan Benefit, unless the Plan Benefit is payable as a Qualified Joint and Survivor Annuity. All life expectancies and present values shall be determined not later than the date when payments commence.

               (f)  Death of Participant Before Distribution.  If a Participant
                    ----------------------------------------
dies before receiving his or her Plan Benefit, then such Participant's Beneficiary shall be entitled to receive such Plan Benefit. (Section 13(j) of the Plan provides that the surviving spouse of a married Participant shall be his or her Beneficiary, unless such Participant, with the spouse's consent, has otherwise elected prior to his or her death.) Upon the death of the Participant, the Beneficiary shall file an application for benefits with the Company in the prescribed manner. The Beneficiary may make the election that the Participant would have been entitled to make with respect to the form of the benefit. In the absence of an election of a form of benefit, a Plan Benefit payable to a Beneficiary shall be distributed in the form of a life annuity over the Beneficiary's lifetime. Except in the case of installments, the Participant's entire Plan Benefit shall be distributed in substantially equal nonincreasing payments over a period not exceeding the greater of the Beneficiary's lifetime or the Beneficiary's life expectancy. The Beneficiary's life expectancy shall be determined not later than the date when payments commence. Payments shall commence on or about the date selected by the Beneficiary; provided, however, that such date shall not be later than (i) 12 months after the date of the Participant's death, if the Beneficiary is not the Participant's surviving spouse, or (ii) the latest date by which the Participant would have otherwise been paid as provided in Section 10(b) of the Plan, if the Beneficiary is the Participant's surviving spouse. Any election by a surviving spouse under this Subsection (f) shall be made only during the 90-day period preceding the Annuity Starting Date.

               (g)  Election of Form of Distribution.  An election of a form of
                    --------------------------------
annuity under Subsection (d) of this Appendix F or one of the optional forms of distribution under Subsection (e) of this Appendix F shall be made in the manner prescribed by the Company. Such election may be made only during an election period consisting of the 90 consecutive days ending on the Participant's Annuity Starting Date. A Participant may revoke any election of a form of annuity or an optional form of distribution (without the consent of the Company) at any time prior to the end of such election period. If the Participant, having revoked a prior election, does not make another election within such election period, then his or her Plan Benefit shall be distributed in the form specified in Subsection
(d) of this Appendix F. In the case of a married Participant, any election involving a waiver of the Qualified Joint and Survivor Annuity shall not take effect unless the Participant's spouse consents in writing to the election during such election period. Any spousal consent shall be in writing and shall be witnessed by a plan representative, if available, or by a notary public. The spousal consent shall acknowledge the effect of the Participant's action and shall specify the particular optional form of benefit being elected or the specific non-spouse Beneficiary being designated (including any class of Beneficiaries or any contingent Beneficiaries).

               (h)  Information on Distribution Options.  Within the 90-day
                    -----------------------------------
period ending on the Annuity Starting Date, the Company shall provide to each Participant (whether or not married) the written explanation of the Qualified Joint and Survivor Annuity prescribed by the applicable regulations and shall include an explanation of the Participant's right to a period of at least 30 days after receipt of the written explanation to make such elections. A Participant may (with his or her Spouse's consent, if married) waive the 30 day period, but in no event may his or her Annuity Starting Date be a date earlier than the expiration of the seven-day period that begins after the written explanation is provided to the Participant. The Company shall provide to each Participant the explanation of the qualified preretirement survivor annuity prescribed by the applicable regulations no later than the expiration of the three-year period commencing with the first day of the Plan Year in which the Participant attains age 32 or the one-year period commencing when he or she becomes a Participant (whichever ends later). In the case of a Participant who ceases to be an Employee before attaining age 35, the explanation of the qualified preretirement survivor annuity shall be provided not later than one year after the termination of employment.

               (i)  Determination of Marital Status.  Whether a Participant is
                    -------------------------------
married and the identity of his or her spouse (if any) shall be determined by the Company as of the earlier of (i) his or her Annuity Starting Date or (ii) the date of his or her death.

               (j)  Withdrawals.  Withdrawals under Sections 11(a) and (b) of
                    -----------
the Plan shall not be permitted by a married Participant unless the spousal consent requirements of Subsection (b) of this Appendix F are satisfied.

               (k)  Loans.  No loan shall be granted pursuant to Section 12 of
                    -----
the Plan to a married Participant unless the spouse of such Participant, in accordance with the requirements of Subsection (b) of this Appendix F, consents to the assignment of the Plan Benefit as security for repayment of the loan, and any actions the Company subsequently may take under Section 12 of the Plan.

               (l)  Beneficiary.  In the case of a married Participant, any
                    -----------
designation of a person other than his or her spouse as the sole primary Beneficiary, if made before the first day of the Plan Year in which the Participant attains age 35 or the date the Participant is no longer an Employee, if earlier, shall become invalid on the first day of the Plan Year in which the Participant attains age 35. The Participant may make a new designation (with spousal consent) on or after such day. If the Participant dies on or after such day without having made a new designation, his or her spouse shall be the Beneficiary.

          A Beneficiary designation shall not be valid unless such designation is made on the Beneficiary designation form prescribed by the Company.

               (m)  Contributions.  For purposes of the Plan and this Appendix
                    -------------
F, the term "Deferred Contributions" as it is defined in the Plan shall also include that portion of a Participant's CMS Plan accounts attributable to elective deferral contributions under the CMS Plan that were merged into the Hewlett-Packard TaxCAP from the CMS Plan. For purposes of the Plan and this Appendix F, the term "Regular Company Contributions" as it is defined in the Plan shall include that portion of a Participant's CMS Plan accounts attributable to employer profit sharing and matching contributions under the CMS Plan that were merged into the Hewlett-Packard TaxCAP from the CMS Plan.

               (n)  Definitions.  Capitalized terms that are used in this
                    -----------
Appendix F that are not defined below shall have the same meaning as those terms do in the Plan.

                    (i) "Annuity Starting Date" means the first day of the first period for which an amount is payable as an annuity or in installments. If the amount payable is a single sum payment, the Annuity Starting Date is the date on which a properly completed claim for such benefit is filed under Section 16 of the Plan.

                    (ii) "Qualified Joint and Survivor Annuity" means a monthly annuity which is actuarially equivalent to the Participant's Plan Benefit and which is payable for the joint lives of the Participant and his or her spouse, with 50 percent of such annuity continued for the life of the survivor.

                                  Appendix G
                                  ----------


                              EEsof PARTICIPATION
                              -------------------

          EEsof Plan Distributions.  If a Participant's Plan Benefit consists in
          ------------------------
whole or part of amounts subject to section 417 of the Code that were merged into the Hewlett-Packard TaxCAP from the EEsof's 401(k) Savings Plan (the "EEsof Plan"), the following distribution and withdrawal rules shall apply to the entire Plan Benefit in lieu of those provided by the Plan. The Plan's rules on distributions and withdrawals shall also apply, except to the extent they are inconsistent with these provisions:

               (a)  Rollover Accounts.  A Participant who has one or more
                    -----------------
Rollover Accounts consisting of rollover contributions that were merged into the Hewlett-Packard TaxCAP from the EEsof Plan in 1994 may at any time withdraw from such Accounts any amount which does not exceed the balance in such Accounts as of any Valuation Date. A Participant who wishes to make a withdrawal under this Subsection (a) shall file an election with the Company in the prescribed manner.

               (b)  Payment of Withdrawals; Limitations.  All withdrawals
                    -----------------------------------
under this Appendix G shall be paid in cash as soon as reasonably practicable after a request has been filed (unless such request is denied by the Company). In the case of a married Participant, a requested withdrawal shall not be paid unless the Participant's spouse has consented in writing to the payment of such withdrawal in the form of a lump sum (instead of a Qualified Joint and Survivor Annuity). The spouse's consent shall be given within the 90-day period preceding payment of the withdrawal.

               (c)  Time of Distribution:  General Rules.  A Participant's Plan
                    ------------------------------------
Benefit shall be distributed to him or her on or about the date he or she has elected. Within the 90-day period ending on the Annuity Starting Date, the Company shall provide to each Participant the written explanation of his or her distribution options (including his or her right to defer receipt of the distribution and the right to a period of at least 30 days after receipt of the written explanation to make an election) prescribed by the applicable regulations. The distribution election shall be made in the prescribed manner and filed with the Company after the Participant has received such explanation. Where applicable, the distribution election form shall include the written consent of the Participant to the distribution of his or her Plan Benefit before he or she attains age 65.

               (d)  Normal Form of Distribution.
                    ---------------------------

                    (i)  Distribution to Participant.  A Participant's Plan
                         ---------------------------
Benefit shall be applied to purchase a nontransferable immediate annuity described in this Subsection (d)(i), unless such Participant has elected one of the optional forms of distribution described in Subsection (e) of this Appendix
G. In the case of a married Participant who does not otherwise elect, the immediate annuity shall provide for payments in the form of a Qualified Joint and Survivor Annuity. In the case of an unmarried Participant who does not otherwise elect, the immediate annuity shall provide for payments in the form of a life annuity payable over the Participant's own lifetime only.

                    (ii)  Distribution to Surviving Spouse or Beneficiary.
                          -----------------------------------------------
Unless a married Participant waives the Qualified Preretirement Survivor Annuity within his or her Election Period, such Participant's Plan Benefit shall, in the event of his or her death before his or her Annuity Starting Date, be applied to purchase a Qualified Preretirement Survivor Annuity for his or her surviving spouse. In lieu of the Qualified Preretirement Survivor Annuity, the surviving spouse may elect that distribution of the Participant's Plan Benefit be made in an optional form of distribution described in Subsection (e) of this Appendix G. If the Qualified Preretirement Survivor Annuity has been properly waived or does not apply, a deceased Participant's Plan Benefit shall be paid to his or her Beneficiary in a lump sum payment unless, with respect to a Plan Benefit valued in excess of $5,000, his or her Beneficiary elects another optional form in accordance with Subsection (e) of this Appendix G.

                    (iii)  Election.  An election of a form of annuity under
                           --------
this Subsection (d) or one of the optional forms of distribution under Subsection (e) of this Appendix G shall be made in the manner prescribed by the Company. Such election may be made only during an election period consisting of the 90 consecutive days ending on the Participant's Annuity Starting Date. A Participant may revoke any election of a form of annuity or an optional form of distribution (without the consent of the Company) at any time prior to the end of such election period. If the Participant, having revoked a prior election, does not make another election within such election period, then his or her Plan Benefit shall be distributed in the form specified in this Subsection (d). In the case of a married Participant, any election involving a waiver of the Qualified Joint and Survivor Annuity shall not take effect unless the Participant's spouse consents in writing to the election during such election period. Any spousal consent shall be in writing and shall be witnessed by a plan representative, if available, or by a notary public. The spousal consent shall acknowledge the effect of the Participant's action and shall specify the particular optional form of benefit being elected or the specific non-spouse Beneficiary being designated (including any class of Beneficiaries or any contingent Beneficiaries).

               (e)  Optional Forms of Distribution.  If a Participant properly
                    ------------------------------
waives payment of the normal form of distribution, such Participant (or his or her surviving spouse or Beneficiary in the event of his or her death) shall have the right under this Subsection (e) to elect either:

                    (i)  A lump sum payment of his or her Plan Benefit in cash;
or

                    (ii) The payment of his or her Plan Benefit in a Years Certain and Life Annuity, Contingent Annuitant-10 Years Certain and Life Annuity, or Installment Refund Annuity, which annuity shall be nontransferable and shall be purchased with the Participant's Plan Benefit.

          The present value of the amounts payable to the Participant shall be more than 50 percent of the present value of the Participant's entire Plan Benefit, unless the Plan Benefit is payable as a Qualified Joint and Survivor Annuity. All life expectancies and present values shall be determined not later than the date when payments commence.

               (f)  Information on Distribution Options.  Within the 90-day
                    -----------------------------------
period ending on the Annuity Starting Date, the Company shall provide to each Participant (whether or not married) the written explanation of the Qualified Joint and Survivor Annuity prescribed by the applicable regulations and shall include an explanation of the Participant's right to a period of at least 30 days after receipt of the written explanation to make such elections. A Participant may (with his or her Spouse's consent, if married) waive the 30 day period, but in no event may his or her Annuity Starting Date be a date earlier than the expiration of the seven-day period that begins after the written explanation is provided to the Participant. The Company shall provide to each Participant the explanation of the Qualified Preretirement Survivor Annuity prescribed by the applicable regulations no later than the expiration of the three-year period commencing with the first day of the Plan Year in which the Participant attains age 32 or the one-year period commencing when he or she becomes a Participant (whichever ends later). In the case of a Participant who ceases to be an Employee before attaining age 35, the written explanation of the Qualified Preretirement Survivor Annuity shall be provided not later than one year after the termination of employment.

               (g)  Determination of Marital Status.  Whether a Participant is
                    -------------------------------
married and the identity of his or her spouse (if any) shall be determined by the Company as of the earlier of (i) his or her Annuity Starting Date or (ii) the date of his or her death.

               (h)  Withdrawals.  Withdrawals under Sections 11(a) and (b) of
                    -----------
the Plan shall not be permitted by a married Participant unless the spousal consent requirements of Subsection (b) of this Appendix G are satisfied.

               (i)  Loans.  No loan shall be granted pursuant to Section 12 of
                    -----
the Plan to a married Participant unless the spouse of such Participant, in accordance with the requirements of Subsection (b) of this Appendix G, consents to the assignment of the Plan Benefit as security for repayment of the loan, and any actions the Company subsequently may take under Section 12 of the Plan.

               (j)  Beneficiary.  In the case of a married Participant, any
                    -----------
designation of a person other than his or her spouse as the sole primary Beneficiary, if made before the first day of the Plan Year in which the Participant attains age 35 or the date the Participant is no longer an Employee, if earlier, shall become invalid on the first day of the Plan Year in which the Participant attains age 35. The Participant may make a new designation (with spousal consent) on or after such day. If the Participant dies on or after such day without having made a new designation, his or her spouse shall be the Beneficiary.

          A Beneficiary designation shall not be valid unless such designation is made on the Beneficiary designation form prescribed by the Company.

               (k)  Contributions.  For purposes of the Plan and this Appendix
                    -------------
G, the term "Deferred Contributions" as it is defined in the Plan shall also include that portion of a Participant's EEsof Plan accounts attributable to elective deferral contributions under the EEsof Plan that were merged into the Hewlett-Packard TaxCAP from the EEsof Plan. For purposes of the Plan and this Appendix G, the term "Regular Company Contributions" as it is defined in the Plan shall include that portion of a Participant's EEsof Plan accounts attributable to matching contributions under the EEsof Plan that were merged into the Hewlett-Packard TaxCAP from the EEsof Plan.

               (l)  Definitions.  Capitalized terms that are used in this
                    -----------
Appendix G that are not defined below shall have the same meaning as those terms do in the Plan.

                    (i) "Annuity Starting Date" means the first day of the first period for which an amount is payable as an annuity. If the amount payable is a lump sum payment, the Annuity Starting Date is the date on which a properly completed claim for such benefit is filed under Section 16 of the Plan.

                    (ii) "Contingent Annuitant - Ten Years Certain and Life Annuity" means a nontransferable immediate annuity which is payable for the life of the Participant and which includes a survivor annuity payable upon the Participant's death for the life of his or her Beneficiary. If the Participant dies before receiving benefits for a 10 year period, the monthly benefit under the survivor annuity shall (for the remainder of such period) be 100% of the monthly benefit payable during the life of the Participant and shall be paid to the Beneficiary. After such 10 year period has ended, the monthly benefit under the survivor annuity shall be 50% or 100% (whichever the Participant has elected) of the monthly benefit payable during the life of the Participant.

                    (iii) "Election Period" means for each Participant for a Qualified Preretirement Survivor Annuity the period which begins on the earlier of (1) the first day of the Plan Year in which he or she reaches age 35 or (2) the date he or she separates from service as an Employee and ends on his or her date of death. Notwithstanding the foregoing, a Participant who has not yet reached age 35 may make a special election to waive the Qualified Preretirement Survivor Annuity for the period beginning on the date of such election and ending on the first day of the Plan Year in which the Participant will reach age 35.

          If a Participant makes an election before the first day of the Plan Year in which the Participant attains age 35 or the date the Participant is no longer an Employee, if earlier, the election shall become invalid on the first day of the Plan Year in which the Participant attains age 35. The Participant may make a new election on or after such day.

                    (iv) "Installment Refund Annuity" means a nontransferable immediate annuity which refunds a Participant's Plan Benefit to the Participant (or upon his or her death, to his or her Beneficiary) over a period certain of 5, 10 or 15 years (whichever the Participant has elected) with no payments being made after such period ends.

                    (v) "Qualified Joint and Survivor Annuity" means a nontransferable immediate annuity which is actuarially equivalent to a Participant's Plan Benefit and is payable monthly for the joint lives of the Participant and his or her spouse and includes a survivor annuity which provides for a monthly benefit equal to 100% of the monthly benefit payable during their joint lives to continue for the life of the spouse.

                    (vi) "Qualified Preretirement Survivor Annuity" means a nontransferable immediate annuity which is payable monthly for the life of the Participant's surviving spouse.

                    (vii) "Years Certain and Life Annuity" means a nontransferable immediate annuity which is payable for the life of the Participant and, if the Participant dies before receiving benefits for 10 or 15 years (whichever period he or she has elected), provides for the monthly benefit payable to the Participant to continue to be paid to his or her Beneficiary for the remainder of such period.

                                  Appendix H
                                  ----------

                              CONVEX PARTICIPATION
                              --------------------

          Convex Plan Distributions.  If a Participant's Plan Benefit consists
          -------------------------

TaxCAP in a trustee-to-trustee transfer from the Convex Computer Corporation 401(k) Thrift and Savings Plan (the "Convex Plan"), the following distribution and withdrawal rules shall apply to the entire Plan Benefit in lieu of those provided by the Plan. The Plan's rules on distributions and withdrawals shall also apply except to the extent they are inconsistent with these provisions:

               (a)  Rollover Accounts.  A Participant who has one or more
                    -----------------
Rollover Accounts consisting of rollover contributions transferred into the Hewlett-Packard TaxCAP from the Convex Plan in 1996 may at any time withdraw from such Accounts any amount which does not exceed the balance in such Accounts as of any Valuation Date. A Participant who wishes to make a withdrawal under this Subsection (a) shall file an election with the Company in the prescribed manner.

               (b)  Loans.  A Participant who had a loan outstanding under the
                    -----
Convex Plan as of May 31, 1996, shall repay that loan in accordance with the amortization period and interest rate specified by the terms of the Convex Plan and the promissory note.

                                      H-1